UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/12

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish International Fixed Income Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus/Standish

Fixed Income Fund

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
20	Statement of Financial Futures
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
25	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Important Tax Information
47	Board Members Information
49	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Fixed Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Fixed Income Fund, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher yields amid historically low interest rates proved to be a major force in the performance of U.S. and global bond markets in 2012, even as the Federal Reserve Board and other central banks pumped liquidity into their financial systems. More specifically, low rates on U.S.Treasury securities drove investors to riskier market sectors, helping to support prices among corporate-backed securities, asset-backed securities, commercial mortgage-backed securities, and emerging-markets bonds. In addition, higher yielding bond market sectors were buoyed by gradually recovering U.S. and global economies as domestic employment trends improved, Europe avoided a collapse of its common currency, and China engineered an economic soft landing.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The U.S. economy seems likely to benefit from greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery. We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by David Bowser, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus/Standish Fixed Income Fund’s Class I shares achieved a total return of 7.58%.1 The Barclays U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 4.22% for the same period.2

With interest rates anchored by the Federal Reserve Board’s (the “Fed”) historically low target for the overnight federal funds rate, income-oriented investors sought higher yields from riskier market sectors.The fund produced higher returns than its benchmark, primarily due to its emphasis on better performing corporate bonds, asset-backed securities and commercial mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily seeks capital appreciation when changes in interest rates and economic conditions indicate that capital appreciation may be available without significant risk to principal.To achieve this, the fund invests, under normal circumstances, at least 80% of net assets in fixed-income securities issued by U.S. and foreign governments and companies.

The fund invests primarily in investment-grade securities, but may invest up to 15% of assets in below investment-grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B at the time of purchase. In this instance, we will attempt to select fixed-income securities that have the potential to be upgraded.

Accommodative Monetary Policy Kept Rates Low

The year 2012 began in the midst of rebounding financial markets as concerns eased regarding U.S. employment trends, an intensifying European financial crisis, and an economic slowdown in China. Indeed, improving U.S. economic data, quantitative

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

easing by Europe’s policymakers, and less restrictive monetary and fiscal policies in key emerging markets boosted economic sentiment early in the year, prompting many investors to turn away from traditional safe havens and toward riskier assets.

While yields of U.S. government securities typically would be expected to rise under these conditions, they remained low due to accommodative monetary policy initiatives from central banks worldwide, including the Fed’s OperationTwist, which sought to reduce long-term interest rates through sales of short-term U.S.Treasury securities and purchases of long-term bonds. Meanwhile, an improving business environment buoyed prices of corporate- and asset-backed securities, reducing yield differences along the market’s credit-quality spectrum.

The U.S. labor market’s rebound slowed in the spring when employment gains proved more anemic than expected, austerity measures in Europe encountered resistance, and China’s economy remained sluggish. These headwinds sparked a renewed flight to perceived safe havens, sending yields of U.S. government securities to multi-year lows, while riskier bonds gave back some of their previous gains.

Global and domestic economic data improved over the summer, but the Fed announced in September that it would take additional steps to stimulate employment growth through a new, open-ended round of quantitative easing involving purchases of up to $40 billion of mortgage-backed securities per month.This program supported bond prices through the reporting period’s end, and it helped mitigate the potentially negative impact of concerns regarding automatic tax hikes and spending cuts scheduled for the start of 2013.

Security Selection Strategy Produced Positive Results

The fund’s relative performance was bolstered by overweighted exposure to higher yielding market sectors.Among corporate bonds, the fund achieved particularly robust results from the financials sector as well as bonds with ratings at the bottom of the investment-grade range.The fund also received relatively robust results from high yield corporate bonds, which are not represented in the Index, and from overweighted positions in asset-backed securities and commercial mortgage-backed securities. Although residential mortgage-backed securities lagged market averages due to rising prepayment risks, the fund benefited from its emphasis on lower coupon mortgages that are less likely to be refinanced.

4

Our interest rate strategies produced more muted results. A modestly short average duration had relatively little impact on performance in 2012, but our decision to maintain underweighted exposure to shorter term bonds helped the fund participate more fully in gains stemming from falling long-term rates.The fund suffered relatively few disappointments during the year, with the exception of a brief investment in the spring in Treasury Inflation Protected Securities.

The fund successfully employed futures contracts to manage interest rate strategies and currency forward contracts to protect against unexpected changes in currency exchange rates.

NOTE

Effective January 18, 2013, Dreyfus/Standish Fixed Income Fund merged into of Dreyfus Intermediate Term Income Fund (“Acquiring Fund”).The merger provided for the transfer of the Dreyfus/Standish Fixed Income Fund’s assets to the Acquiring Fund in a tax-free exchange for corresponding shares of the Acquiring Fund.

January 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Index does not include fees and expenses to which the fund is subject.
Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/12
	1 Year	5 Years	10 Years
Class I shares	7.58%	7.14%	5.76%
Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Fixed Income Fund on 12/31/02 to a $10,000 investment made in the Barclays U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Fixed Income Fund from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

Expenses paid per $1,000†	$3.18
Ending value (after expenses)	$1,041.80

COMPARING YOUR FUND’S EXPENSES

WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

Expenses paid per $1,000†	$3.15
Ending value (after expenses)	$1,022.02

† Expenses are equal to the fund’s annualized expense ratio of .62% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

December 31, 2012

	Coupon	Maturity	Principal
Bonds and Notes—119.5%	Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables—5.5%
AmeriCredit Automobile Receivables
Trust, Ser. 2012-5, Cl. D	2.35	12/10/18	290,000		290,034
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. C	2.67	1/8/18	390,000		401,401
AmeriCredit Automobile Receivables
Trust, Ser. 2012-1, Cl. D	4.72	3/8/18	1,365,000		1,472,660
AmeriCredit Automobile Receivables
Trust, Ser. 2011-5, Cl. D	5.05	12/8/17	1,095,000		1,185,080
CarMax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	200,000		207,117
CarMax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	140,000		146,403
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	280,000		281,753
Santander Drive Auto Receivables
Trust, Ser. 2012-6, Cl. D	2.52	9/17/18	535,000		535,195
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C	3.02	10/17/16	835,000	[b]	850,683
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. C	3.06	11/15/17	405,000		418,450
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. C	3.11	5/16/16	1,065,000		1,097,110
Santander Drive Auto Receivables
Trust, Ser. 2012-2, Cl. C	3.20	2/15/18	540,000		557,590
Santander Drive Auto Receivables
Trust, Ser. 2012-3, Cl. D	3.64	5/15/18	710,000		738,380
Santander Drive Auto Receivables
Trust, Ser. 2012-1, Cl. C	3.78	11/15/17	230,000		240,615
Santander Drive Auto Receivables
Trust, Ser. 2011-3, Cl. D	4.23	5/15/17	450,000		474,431
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. D	4.74	9/15/17	540,000		574,216
					9,471,118
Commercial Mortgage
Pass-Through Ctfs.—4.8%
American Tower Trust,
Ser. 2007-1A, Cl. D	5.96	4/15/37	630,000	[b]	644,713
American Tower Trust,
Ser. 2007-1A, Cl. F	6.64	4/15/37	1,280,000	[b]	1,309,480

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Citigroup Commercial Mortgage
Trust, Ser. 2012-GC8, Cl. A4	3.02	9/10/45	735,000		775,629
Credit Suisse First Boston
Mortgage Securities,
Ser. 2005-C4, Cl. AAB	5.07	8/15/38	102,324	[c]	102,533
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B	1.73	3/6/20	2,965,000	[b,c]	2,971,037
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E	2.48	3/6/20	1,120,000	[b,c]	1,123,523
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	4.80	3/6/20	650,000	[b,c]	654,527
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. AM	5.88	2/12/51	560,000	[c]	652,605
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2	4.38	10/15/41	50,028		50,009
					8,284,056
Consumer Discretionary—4.1%
Ameristar Casinos,
Gtd. Notes	7.50	4/15/21	390,000		424,612
AutoZone,
Sr. Unscd. Notes	3.70	4/15/22	435,000		458,195
Cablevision Systems,
Sr. Unscd. Notes	7.75	4/15/18	400,000		447,000
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	575,000	[b]	703,330
CVS Pass-Through Trust,
Pass Thru Certificates Notes	8.35	7/10/31	1,067,745	[b]	1,476,213
Dish DBS,
Gtd. Notes	5.88	7/15/22	430,000		464,400
Hanesbrands,
Gtd. Notes	6.38	12/15/20	420,000		464,100
NBCUniversal Media,
Sr. Unscd. Notes	4.38	4/1/21	305,000		343,220
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	150,000	[b]	181,608
Staples,
Sr. Unscd. Notes	9.75	1/15/14	330,000		358,865

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
TCI Communications,
Sr. Unscd. Debs	7.88	2/15/26	355,000		500,101
Time Warner,
Gtd. Debs	6.10	7/15/40	220,000		267,329
Time Warner,
Gtd. Notes	3.40	6/15/22	440,000		459,883
Unitymedia Hessen,
Sr. Scd. Notes	5.50	1/15/23	455,000	[b]	472,062
					7,020,918
Consumer Staples—1.1%
Mondelez International,
Sr. Unscd. Notes	6.88	2/1/38	325,000		450,826
Pernod-Ricard,
Sr. Unscd. Notes	4.25	7/15/22	530,000	[b]	583,602
SABMiller Holdings,
Gtd. Notes	3.75	1/15/22	530,000	[b]	573,413
Walgreen,
Sr. Unscd. Notes	1.00	3/13/15	300,000		300,415
					1,908,256
Energy—4.1%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	985,000		1,177,799
CNOOC Finance (2012),
Gtd. Notes	3.88	5/2/22	440,000	[b]	468,497
Continental Resources,
Gtd. Notes	5.00	9/15/22	465,000		503,362
Enterprise Products Operating,
Gtd. Notes	4.45	2/15/43	205,000		208,420
Enterprise Products Operating,
Gtd. Notes	5.95	2/1/41	520,000		630,119
Hess,
Sr. Unscd. Notes	5.60	2/15/41	310,000		368,029
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	605,000		760,883
MEG Energy,
Gtd. Notes	6.38	1/30/23	425,000	[b]	445,187
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	610,000		777,750

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	305,000		344,900
Petrobras International Finance,
Gtd. Notes	6.75	1/27/41	260,000		330,743
Transocean,
Gtd. Notes	2.50	10/15/17	330,000		333,846
Unit,
Gtd. Notes	6.63	5/15/21	440,000	[b]	453,750
Williams Partners,
Sr. Unscd. Notes	3.35	8/15/22	235,000		239,436
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	125,000		153,365
					7,196,086
Financial—18.4%
AIG SunAmerica Global Financing X,
Sr. Scd. Notes	6.90	3/15/32	190,000	[b]	252,849
Ally Financial,
Gtd. Notes	4.63	6/26/15	650,000		678,006
Ally Financial,
Gtd. Notes	5.50	2/15/17	1,090,000		1,171,418
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	675,000		838,889
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	610,000	[c]	672,525
AON,
Gtd. Notes	3.50	9/30/15	460,000		484,792
Bangkok Bank,
Sr. Unscd. Notes	3.88	9/27/22	400,000	[b]	414,400
Bank of America,
Sr. Unscd. Notes	5.00	5/13/21	1,225,000		1,400,952
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	150,000		178,122
Bank of America,
Sr. Unscd. Notes	5.70	1/24/22	805,000		969,815
BBVA US Senior,
Gtd. Notes	4.66	10/9/15	465,000		477,081
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	563,000		649,065

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
CIT Group,
Sr. Unscd. Notes	5.00	5/15/17	485,000		516,525
CIT Group,
Sr. Unscd. Notes	5.00	8/15/22	230,000		246,416
Citigroup,
Sr. Unscd. Notes	4.50	1/14/22	285,000		318,573
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	900,000		1,062,294
Citigroup,
Sr. Unscd. Notes	5.88	1/30/42	250,000		309,724
DDR,
Sr. Unscd. Notes	4.75	4/15/18	545,000		604,721
Discover Financial Services,
Sr. Unscd. Notes	5.20	4/27/22	998,000		1,138,573
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	430,000		550,531
EPR Properties,
Gtd. Notes	5.75	8/15/22	465,000		483,034
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	460,000	[b]	556,941
Ford Motor Credit,
Sr. Unscd. Notes	4.21	4/15/16	660,000		704,508
Ford Motor Credit,
Sr. Unscd. Notes	5.00	5/15/18	1,075,000		1,188,881
General Electric Capital,
Sr. Unscd. Notes	2.30	4/27/17	675,000		700,614
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	520,000		709,313
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	7/27/21	560,000		639,506
Goldman Sachs Group,
Sr. Unscd. Notes	5.75	1/24/22	195,000		230,949
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	815,000	[b]	890,466
Hartford Financial
Services Group,
Sr. Unscd. Notes	5.13	4/15/22	645,000		745,635
Health Care REIT,
Sr. Unscd. Notes	5.13	3/15/43	535,000		515,421

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
HSBC Holdings,
Sr. Unscd. Notes	4.00	3/30/22	625,000		685,624
Hyundai Capital Services,
Sr. Unscd. Notes	4.38	7/27/16	400,000	[b]	430,523
International Lease Finance,
Sr. Unscd. Notes	5.75	5/15/16	425,000		450,113
International Lease Finance,
Sr. Unscd. Notes	6.63	11/15/13	565,000		589,012
Intesa Sanpaolo,
Sr. Unscd. Notes	6.50	2/24/21	550,000	[b]	580,455
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.35	8/15/21	590,000		660,959
Liberty Mutual Group,
Gtd. Notes	6.50	5/1/42	195,000	[b]	220,147
Metlife,
Sr. Unscd. Notes, Ser. A	6.82	8/15/18	550,000		693,711
Morgan Stanley,
Sr. Unscd. Notes	5.50	7/28/21	455,000		517,492
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	840,000		932,155
Prudential Financial,
Jr. Sub. Notes	5.88	9/15/42	580,000	[c]	611,175
Prudential Financial,
Notes	5.38	6/21/20	540,000		632,265
Rabobank Nederland,
Bank Gtd. Notes	3.95	11/9/22	495,000		507,928
Regency Centers,
Gtd. Notes	5.25	8/1/15	187,000		204,038
Royal Bank of Scotland,
Sub. Notes	9.50	3/16/22	785,000	[c]	925,813
Royal Bank of Scotland Group,
Sr. Unscd. Notes	2.55	9/18/15	505,000		517,160
Santander US Debt,
Bank Gtd. Notes	3.72	1/20/15	900,000	[b]	904,528
WEA Finance,
Gtd. Notes	7.13	4/15/18	305,000	[b]	376,248
WEA Finance,
Gtd. Notes	7.50	6/2/14	245,000	[b]	266,658

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
Willis North America,
Gtd. Notes		6.20	3/28/17	810,000		923,035
						31,929,578
Foreign/Governmental—9.2%
Corporacion Andina De Formento,
Sr. Unscd. Notes		3.75	1/15/16	590,000		625,580
Indonesia Eximbank,
Sr. Unscd. Notes		3.75	4/26/17	415,000	[d]	439,699
Irish Government,
Unscd. Bonds	EUR	5.50	10/18/17	610,000		885,488
Italian Government,
Unscd. Bonds	EUR	4.75	6/1/17	2,560,000		3,600,747
Italian Government,
Unscd. Bonds	EUR	5.50	9/1/22	645,000		924,191
Korea Finance,
Sr. Unscd. Notes		2.25	8/7/17	620,000		629,244
Petroleos Mexicanos,
Gtd. Notes		4.88	1/24/22	300,000		339,300
Portuguese Government,
Sr. Unscd. Bonds	EUR	4.45	6/15/18	655,000		804,853
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	585,000		642,465
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	360,000		468,224
Slovenian Government,
Sr. Unscd. Notes		5.50	10/26/22	1,315,000	[b]	1,384,037
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	9,580,000		918,391
Spanish Government,
Sr. Unscd. Bonds	EUR	5.50	7/30/17	3,115,000		4,360,013
						16,022,232
Health Care—.5%
DaVita HealthCare Partners,
Gtd. Notes		5.75	8/15/22	85,000		89,994

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Health Care (continued)
Watson Pharmaceuticals,
Sr. Unscd. Notes		4.63	10/1/42	225,000		235,208
WellPoint,
Sr. Unscd. Notes		1.25	9/10/15	585,000		590,015
						915,217
Industrial—.8%
Techem,
Sr. Scd. Notes	EUR	6.13	10/1/19	340,000	[b]	483,567
Waste Management,
Gtd. Notes		7.00	7/15/28	261,000		354,632
Xerox,
Sr. Unscd. Notes		5.63	12/15/19	485,000		542,659
						1,380,858
Information Technology—.1%
Hewlett-Packard,
Sr. Unscd. Notes		4.30	6/1/21	160,000		158,758
Materials—2.1%
ArcelorMittal,
Sr. Unscd. Notes		6.75	2/25/22	445,000	[c]	467,832
Ardagh Packaging Finance,
Sr. Scd. Notes		7.38	10/15/17	450,000	[b]	491,062
Dow Chemical,
Sr. Unscd. Notes		4.13	11/15/21	475,000		521,325
Sealed Air,
Sr. Unscd. Notes		6.50	12/1/20	175,000	[b]	189,875
Smurfit Kappa Acquisitions,
Sr. Scd. Notes		4.88	9/15/18	200,000	[b]	205,000
Smurfit Kappa Acquisitions,
Sr. Scd. Notes	EUR	5.13	9/15/18	200,000	[b]	279,435
Teck Resources,
Gtd. Notes		6.25	7/15/41	410,000		484,008
Vale,
Sr. Unscd. Notes		5.63	9/11/42	415,000		452,599

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Vale Overseas,
Gtd. Notes	4.38	1/11/22	525,000		563,066
					3,654,202
Municipal Bonds—1.0%
California,
GO (Build America Bonds)	7.30	10/1/39	610,000		845,887
New York City,
GO (Build America Bonds)	5.99	12/1/36	630,000		799,980
					1,645,867
Residential Mortgage
Pass-Through Ctfs.—.1%
Credit Suisse First Boston Mortgage
Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	241,730		245,748
Telecommunications—.6%
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	135,000		185,947
Telecom Italia Capital,
Gtd. Notes	7.18	6/18/19	150,000		174,825
Telefonica Emisiones,
Gtd. Notes	5.46	2/16/21	675,000		721,406
					1,082,178
U.S. Government Agencies—3.9%
Federal National Mortgage
Association, Notes	1.55	10/29/19	1,675,000 [e]		1,677,332
Federal National Mortgage
Association, Notes	1.55	10/29/19	1,720,000 [e]		1,720,064
Federal National Mortgage
Association, Notes	1.70	10/4/19	1,740,000 [e]		1,743,781
Federal National Mortgage
Association, Notes	1.70	11/13/19	1,675,000 [e]		1,679,449
					6,820,626
U.S. Government Agencies/
Mortgage-Backed—25.5%
Federal Home Loan Mortgage Corp.:
4.00%			7,135,000	[e,f]	7,618,842
5.00%, 1/1/40—9/1/40			1,113,247	[e]	1,241,990
5.50%, 5/1/40			85,421	[e]	92,398
7.00%, 11/1/31			103,510	[e]	122,041

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
2.50%			935,000	[e,f]	977,952
3.00%			10,305,000	[e,f]	10,800,928
3.50%			14,090,000	[e,f]	15,026,214
5.00%			3,675,000	[e,f]	3,981,059
4.50%, 11/1/14			1,815	[e]	1,954
5.00%, 1/1/19—9/1/40			655,599	[e]	725,644
5.50%, 2/1/33—7/1/40			2,883,504	[e]	3,194,860
6.00%, 1/1/38			445,893	[e]	488,238
7.00%, 11/1/31—6/1/32			15,168	[e]	17,464
7.50%, 2/1/29—11/1/29			2,952	[e]	3,533
Government National
Mortgage Association I:
6.50%, 7/15/32			2,078		2,470
8.00%, 5/15/26			1,839		2,134
					44,297,721
U.S. Government Securities—36.3%
U.S. Treasury Bonds:
3.88%, 8/15/40			4,765,000	[d]	5,727,678
4.63%, 2/15/40			160,000	[d]	216,200
6.13%, 11/15/27			1,050,000		1,560,070
U.S. Treasury Notes:
0.13%, 7/31/14			5,055,000	[d]	5,047,301
0.63%, 1/31/13			26,325,000	[d]	26,339,400
1.38%, 1/15/13			4,135,000		4,137,423
1.75%, 5/31/16			8,150,000		8,514,843
2.38%, 7/31/17			8,375,000	[d]	9,032,571
3.88%, 2/15/13			2,480,000		2,491,626
					63,067,112
Utilities—1.4%
Calpine,
Sr. Scd. Notes	7.88	1/15/23	100,000	[b]	113,500
Enel Finance International,
Gtd. Bonds	6.25	9/15/17	775,000	[b]	862,446
Exelon Generation,
Sr. Unscd. Notes	6.25	10/1/39	355,000		414,255
Nisource Finance,
Gtd. Notes	4.45	12/1/21	555,000		608,839

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Utilities (continued)
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	340,000		398,911
					2,397,951
Total Bonds and Notes
(cost $200,622,243)					207,498,482

Preferred Stocks—.6%			Shares		Value ($)
Financial
General Electric Capital,
Non-Cum, Perpetual, Ser. B, $6.25
(cost $900,000)			9,000	[c]	984,331
			Face Amount
			Covered by
Options Purchased—.1%			Contracts ($)		Value ($)
Call Options—.0%
10-Year USD LIBOR-BBA,
February 2013 @ $1.75			4,195,000	[g]	22,295
Put Options—.1%
10-Year USD LIBOR-BBA,
February 2013 @ $1.75			4,195,000	[g]	69,781
Total Options Purchased
(cost $107,811)					92,076
			Principal
Short-Term Investments—.2%			Amount ($)		Value ($)
U.S. Treasury Bills;
0.08%, 2/7/13
(cost $424,963)			425,000	[h]	424,988

Other Investment—1.0%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,677,096)			1,677,096	[i]	1,677,096

18

Investment of Cash Collateral
for Securities Loaned—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $449,813)	449,813 [i]	449,813

Total Investments (cost $204,181,926)	121.6%	211,126,786
Liabilities, Less Cash and Receivables	(21.6%)	(37,484,322)
Net Assets	100.0%	173,642,464

BBA—British Bankers Association
GO—General Obligation
LIBOR—London Interbank Offered Rate
REIT—Real Estate Investment Trust
USD—U.S. Dollar

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
ZAR—South African Rand
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2012, these securities were valued at $21,813,762 or 12.6% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$21,641,204 and the value of the collateral held by the fund was $22,265,848, consisting of cash collateral of
$449,813 and U.S. Government and Agency securities valued at $21,816,035.
e The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
f Purchased on a forward commitment basis.
g Non-income producing security.
h Held by or on behalf of a counterparty for open financial futures positions.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
U.S. Government & Agencies	65.7	Municipal Bonds	1.0
Corporate Bonds	33.2	Preferred Stocks	.6
Asset/Mortgage-Backed	10.4	Option Purchased	.1
Foreign/Governmental	9.2
Short-Term/Money Market Investments	1.4		121.6

† Based on net assets.
See notes to financial statements.

The Fund	19

STATEMENT OF FINANCIAL FUTURES
December 31, 2012

				Unrealized
		Market Value		Appreciation/
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2012 ($)
Financial Futures Long
Long Gilt	28	5,409,055	March 2013	(11,322)
Financial Futures Short
Euro-Bund	28	(5,382,682)	March 2013	(38,293)
U.S. Treasury 10 Year Notes	138	(18,323,813)	March 2013	83,884
Gross Unrealized Appreciation				83,884
Gross Unrealized Depreciation				(49,615)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,641,204)—Note 1(c):
Unaffiliated issuers	202,055,017	208,999,877
Affiliated issuers	2,126,909	2,126,909
Cash		62,184
Cash denominated in foreign currencies	152,116	152,464
Dividends, interest and securities lending income receivable		1,399,002
Receivable for futures variation margin—Note 4		21,449
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		16,921
Prepaid expenses		12,002
		212,790,808
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		76,056
Due to Administrator—Note 3(a)		8,809
Payable for open mortgage dollar roll transactions—Note 4		32,847,977
Payable for investment securities purchased		5,548,980
Liability for securities on loan—Note 1(c)		449,813
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		126,348
Payable for shares of Beneficial Interest redeemed		22,951
Accrued expenses		67,410
		39,148,344
Net Assets ($)		173,642,464
Composition of Net Assets ($):
Paid-in capital		166,373,802
Accumulated undistributed investment income—net		847,987
Accumulated net realized gain (loss) on investments		(452,223)
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions
(including $34,269 net unrealized appreciation on financial futures)		6,872,898
Net Assets ($)		173,642,464
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		7,683,733
Net Asset Value, offering and redemption price per share ($)		22.60
See notes to financial statements.

The Fund	21

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income ($):
Income:
Interest	5,112,008
Income from securities lending—Note 1(c)	23,565
Dividends:
Unaffiliated issuers	21,562
Affiliated issuers	4,003
Total Income	5,161,138
Expenses:
Investment advisory fee—Note 3(a)	778,161
Administration fee—Note 3(a)	116,724
Professional fees	81,899
Shareholder servicing costs—Note 3(c)	42,036
Administrative service fees—Note 3(b)	28,934
Custodian fees—Note 3(c)	26,224
Registration fees	23,029
Prospectus and shareholders’ reports	21,042
Trustees’ fees and expenses—Note 3(d)	17,228
Loan commitment fees—Note 2	1,686
Miscellaneous	45,541
Total Expenses	1,182,504
Less—reduction in fees due to earnings credits—Note 3(c)	(8)
Net Expenses	1,182,496
Investment Income—Net	3,978,642
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	9,118,849
Net realized gain (loss) on options transactions	58,507
Net realized gain (loss) on financial futures	(207,018)
Net realized gain (loss) on swap transactions	(54,535)
Net realized gain (loss) on forward foreign currency exchange contracts	146,331
Net Realized Gain (Loss)	9,062,134
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	1,130,121
net unrealized appreciation (depreciation) on options transactions	(18,921)
Net unrealized appreciation (depreciation) on financial futures	46,482
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(109,427)
Net Unrealized Appreciation (Depreciation)	1,048,255
Net Realized and Unrealized Gain (Loss) on Investments	10,110,389
Net Increase in Net Assets Resulting from Operations	14,089,031

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	3,978,642	6,337,662
Net realized gain (loss) on investments	9,062,134	11,007,171
Net unrealized appreciation
(depreciation) on investments	1,048,255	(1,671,087)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,089,031	15,673,746
Dividends to Shareholders from ($):
Investment income—net	(4,437,089)	(6,666,113)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	17,830,355	44,852,359
Dividends reinvested	3,735,110	6,083,801
Cost of shares redeemed	(69,291,395)	(89,960,363)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(47,725,930)	(39,024,203)
Total Increase (Decrease) in Net Assets	(38,073,988)	(30,016,570)
Net Assets ($):
Beginning of Period	211,716,452	241,733,022
End of Period	173,642,464	211,716,452
Undistributed investment income—net	847,987	843,233
Capital Share Transactions (Shares):
Shares sold	811,305	2,113,586
Shares issued for dividends reinvested	168,521	288,276
Shares redeemed	(3,133,837)	(4,234,315)
Net Increase (Decrease) in Shares Outstanding	(2,154,011)	(1,832,453)

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2012	2011	2010	2009	[a]	2008
Per Share Data ($):
Net asset value, beginning of period	21.52	20.71	19.79	17.52		19.31
Investment Operations:
Investment income—net[b]	.45	.59	.77	.85		.88
Net realized and unrealized
gain (loss) on investments	1.17	.86	.99	2.29		(1.81)
Total from Investment Operations	1.62	1.45	1.76	3.14		(.93)
Distributions:
Dividends from investment income—net	(.54)	(.64)	(.84)	(.87)		(.86)
Net asset value, end of period	22.60	21.52	20.71	19.79		17.52
Total Return (%)	7.58	7.10	8.99	18.32		(5.00)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.61	.56	.54	.60		.52
Ratio of net expenses
to average net assets	.61	.55	.50	.50		.50
Ratio of net investment income
to average net assets	2.05	2.79	3.74	4.62		4.72
Portfolio Turnover Rate[c]	467.10	400.34	328.76	361.73		443
Net Assets, end of period ($ x 1,000)	173,642	211,716	241,733	245,169		310,742

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012,
2011, 2010, 2009 and 2008 were 223.05%, 281.77%, 130.16%, 93.83% and 72%, respectively.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective is to achieve a high level of current incomes consistent with conserving principal liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers, (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front end sales charge or contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

26

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	9,471,118	—	9,471,118
Commercial
Mortgage-Backed	—	8,284,056	—	8,284,056
Corporate Bonds†	—	57,644,002	—	57,644,002
Foreign Government	—	16,022,232	—	16,022,232
Municipal Bonds	—	1,645,867	—	1,645,867

28

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Mutual Funds	2,126,909	—	—	2,126,909
Preferred Stocks†	—	984,331	—	984,331
Residential
Mortgage-Backed	—	245,748	—	245,748
U.S. Government
Agencies/
Mortgage-Backed	—	51,118,347	—	51,118,347
U.S. Treasury	—	63,492,100	—	63,492,100
Other Financial
Instruments:
Financial Futures††	83,884	—	—	83,884
Forward Foreign
Currency Exchange
Contracts††	—	16,921	—	16,921
Options Purchased	—	92,076	—	92,076
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(49,615)	—	—	(49,615)
Forward Foreign
Currency Exchange
Contracts††	—	(126,348)	—	(126,348)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $12,689 from lending portfolio securities, pursuant to the securities lending agreement.

30

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,759,606		97,289,787	99,372,297	1,677,096	1.0
Dreyfus
Institutional
Cash
Advantage
Fund	10,733,429		16,461,539	26,745,155	449,813.2
Total	14,493,035		113,751,326	126,117,452	2,126,909	1.2

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $897,827, accumulated capital losses $418,512 and unrealized appreciation $6,789,347.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As

32

a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2012. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $4,437,089 and $6,666,113, respectively.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage-backed securities, amortization of premiums, consent fees and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $463,201 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity.ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2012, the fund did not borrow under the Facilities.

34

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the value of the fund’s average daily net assets and is computed at the following annual rates: .40% of the first $250 million; .35% of the next $250 million and .30% in excess of $500 million.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $116,724 during the period December 31, 2012.

(b) The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

accounts, retirement plans and their participants. As compensation for such services, the fund pays each Plan Administrators an administrative service fee an amount of up to .15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrators. During the period ended December 31, 2012, the fund were charged $28,934 for administrative service fees. The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as for marketing or other distribution related services.These payments may provide an incentive for these entities to actively promote the fund or cooperate with the Distributor’s promotional efforts.

(c) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $1,896 for transfer agency services and $39 for cash management services. Cash management fees were partially offset by earnings credits of $4. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $26,224 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash

36

management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $100 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $4.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $58,725, custodian fees $12,820, Chief Compliance Officer fees $3,981 and transfer agency fees $530.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts, options transactions and swap transactions, during the period ended December 31, 2012, amounted to $1,107,994,148 and $1,168,958,545, respectively, of which $578,907,214 in purchases and $579,897,477 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	175,960	Interest rate risk[1]	(49,615)
Foreign exchange risk[3]	16,921	Foreign exchange risk[4]	(126,348)
Gross fair value of
derivatives contracts	192,881		(175,963)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[5]	Transactions[6]	Contracts[7]	Transactions[8]	Total
Interest rate	(207,018)	58,507	—	(54,535)	(203,046)
Foreign
exchange	—	—	146,331	—	146,331
Total	(207,018)	58,507	146,331	(54,535)	(56,715)

38

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Financial	Options	Forward
Underlying risk	Futures[9]	Transactions[10]	Contracts[11]	Total
Interest rate	46,482	(18,921)	—	27,561
Foreign exchange	—	—	(109,427)	(109,427)
Total	46,482	(18,921)	(109,427)	(81,866)

Statement of Operations location:

5	Net realized gain (loss) on financial futures.
6	Net realized gain (loss) on options transactions.
7	Net realized gain (loss) on forward foreign currency exchange contracts.
8	Net realized gain (loss) on swap transactions.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

futures open at December 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions:The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment.The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from

40

a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended December 31, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Option Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	6,115,000	86,284
Contracts terminated:
Contracts closed	6,115,000	86,284	79,965	6,319
Contracts Outstanding
December 31, 2012	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2012:

Forward Foreign
Currency	Foreign			Unrealized
Exchange	Currency			Appreciation
Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Mexcian New Peso,
Expiring
1/29/2013[a]	22,840,000	1,787,881	1,762,002	(25,879)
South African Rand,
Expiring
1/29/2013[a]	7,520,000	866,359	883,280	16,921
Sales:		Proceeds ($)
Euro,
Expiring
1/29/2013[b]	8,520,000	11,148,437	11,248,906	(100,469)
Gross Unrealized
Appreciation				16,921
Gross Unrealized
Depreciation				(126,348)

Counterparties:

a	JPMorgan Chase & Co.
b	Morgan Stanley

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement

42

of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps. At December 31, 2012, there were no interest rate swap agreements outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2012:

Average Market Value ($)
Interest rate financial futures	11,156,102
Interest rate options contracts	32,286
Forward contracts	6,393,853

The following summarizes the average notional value of swap contracts outstanding during the period ended December 31, 2012:

Average Notional Value ($)
Interest rate swap contracts	1,936,154

At December 31, 2012, the cost of investments for federal income tax purposes was $204,252,807; accordingly, accumulated net unrealized appreciation on investments was $6,873,979, consisting of $7,272,355 gross unrealized appreciation and $398,376 gross unrealized depreciation.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Plan of Reorganization:

On July 25-26, 2012, the Board approved an agreement and Plan of Reorganization between the Trust, on behalf of the fund, and Dreyfus Investment Grade Funds, Inc. on behalf of Dreyfus Intermediate Term Income Fund, (the “Acquiring Fund”).The merger was approved by the shareholders of the fund at a meeting held on November 15, 2012 and the merger occurred on January 18, 2013. The merger provided for the fund to transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class I shares of the Acquiring Fund of equal value to the assets less liabilities of the fund. The Acquiring Fund’s Class I shares were distributed to the fund’s shareholders on a pro rata basis in liquidation of the fund. The fund was closed to new investors on August 27, 2012.

44

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and financial futures as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Fixed Income Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2013

The Fund	45

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 92.37% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

46

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

48

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	49

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 177 portfolios).

He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 66 investment companies (comprised of 173 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

50

NOTES

For More Information

Ticker Symbol: SDFIX

Telephone Call your Financial Representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus/Standish
Global Fixed
Income Fund

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
33	Notes to Financial Statements
58	Report of Independent Registered Public Accounting Firm
59	Important Tax Information
60	Board Members Information
62	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Global Fixed
Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Global Fixed Income Fund, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher yields amid historically low interest rates proved to be a major force in the performance of U.S. and global bond markets in 2012, even as the Federal Reserve Board and other central banks pumped liquidity into their financial systems. More specifically, low rates on U.S.Treasury securities drove investors to riskier market sectors, helping to support prices among corporate-backed securities, asset-backed securities, commercial mortgage-backed securities, and emerging-markets bonds. In addition, higher yielding bond market sectors were buoyed by gradually recovering U.S. and global economies as domestic employment trends improved, Europe avoided a collapse of its common currency, and China engineered an economic soft landing.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The U.S. economy seems likely to benefit from greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by David Leduc, CFA, and Brendan Murphy, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus/Standish Global Fixed Income Fund’s Class A shares achieved a total return of 9.26%, Class C shares returned 8.42% and Class I shares returned 9.55%.1 In comparison, the Barclays Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, achieved a total return of 5.72% for the same period.2

Aggressively accommodative monetary policies generally supported global bond prices during 2012. The fund outperformed its benchmark, mainly due to strong security selections among U.S. investment-grade corporate bonds and European sovereign bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its net assets in fixed income securities.The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets.The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund’s investments may include bonds, notes, mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stock and money market instruments. To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest rate forecasting. The portfolio managers look for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features.The portfolio managers select securities for the

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

fund’s portfolio by using fundamental economic research and quantitative analysis and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Economic Developments Supported Higher Yielding Bonds

Market rallies in early 2012 were driven by positive macroeconomic developments in the United States, Europe, and China. Most notably, employment gains helped bolster the U.S. economy, and a quantitative easing program appeared to forestall a more severe banking crisis in Europe. Consequently, higher yielding securities rallied as investors turned toward riskier market sectors expected to benefit from improved economic conditions.

The global recovery seemed to falter in the spring, when U.S. employment gains moderated, austerity programs in Europe encountered resistance, and China’s economy remained sluggish.These headwinds erased some of the markets’ previous gains, and yields of sovereign debt securities from fiscally healthy nations plunged in a renewed flight to quality. Fortunately, better economic data over the summer and fall—and the announcement of new policy initiatives by several central banks—cheered investors, enabling global bond markets to end the year with attractive returns, on average.

Security Selections Boosted Fund Results

In this environment, our security selection process scored successes among European sovereign bonds, including securities from Italy, Slovakia, and Ireland, and the fund generally avoided weakness in Spain early in 2012. In the United States, the fund benefited from overweighted exposure to investment-grade corporate bonds, particularly in the industrials and financials sectors.

The fund’s asset allocation strategy proved effective, as we favored investment-grade and high yield corporate securities. Underweighted positions in traditionally defensive securities, such as U.S. Treasuries and German bunds, also supported relative performance. Successful currency strategies included overweighted exposure to the Mexican peso and Brazilian real, and underweighted exposure to the Japanese yen and New Zealand dollar. The fund’s country allocation strategy also added value through relatively light positions in Japan and overweighted exposure to emerging-markets bonds denominated in local currencies.

On the other hand, our interest rate strategies detracted mildly from the fund’s relative results, mainly due to a modestly short duration posture at times during the year.

We employed currency forwards and options to help implement the fund’s currency allocation strategy, interest rate futures and swaps to establish its interest rate strategies, and interest rate options and futures to manage the risks of interest rate volatility.

Finding Relative Values in International Markets

We have been encouraged by positive economic news in many markets, and we expect accommodative monetary policies to boost global growth further in 2013. Moreover, low interest rates in many parts of the world appear likely to support demand for global bonds, but yield differences have narrowed across the market’s credit-quality spectrum.Therefore, the fund ended 2012 with a mild focus on markets where we believe valuations are relatively attractive, including some of the peripheral nations of Europe.We also have placed greater emphasis on countries where interest rates appear likely to fall, and we have maintained a relatively short duration to guard against the risks of rising rates in some markets.

January 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays Global Aggregate (Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets.The three major components of this index are the U.S.Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian
Government securities, and USD investment-grade 144A securities. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: FactSet
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class I shares for the period prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of
Dreyfus/Standish Global Fixed Income Fund on 12/31/02 to a $10,000 investment made in the Barclays Global
Aggregate Index (Hedged) (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index provides a broad-based measure of the global investment-grade fixed income markets.The three major components of this index are the U.S.Aggregate, the Pan-
European Aggregate, and the Asian-Pacific Aggregate Indices.The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/12

Inception
	Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	4.33%	7.22	%††	6.03	%††
without sales charge	12/2/09	9.26%	8.21	%††	6.53	%††
Class C shares
with applicable redemption charge †	12/2/09	7.42%	7.70	%††	6.28	%††
without redemption	12/2/09	8.42%	7.70	%††	6.28	%††
Class I shares	1/1/94	9.55%	8.38%		6.61%
Barclays Global
Aggregate Index (Hedged)		5.72%	5.28%		4.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Global Fixed Income Fund from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.75	$8.55	$3.15
Ending value (after expenses)	$1,053.80	$1,049.90	$1,055.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.67	$8.42	$3.10
Ending value (after expenses)	$1,020.51	$1,016.79	$1,022.07

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.66% for Class C and .61%
for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2012

		Coupon	Maturity	Principal
Bonds and Notes—93.3%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—1.5%
FMG Resources (August 2006),
Gtd. Notes		6.38	2/1/16	470,000	[b,c]	488,800
Queensland Treasury,
Gov’t Gtd. Bonds, Ser. 13G	AUD	6.00	8/14/13	800,000		847,295
Queensland Treasury,
Gov’t Gtd. Notes, Ser. 15	AUD	6.00	10/14/15	1,250,000		1,400,824
Queensland Treasury,
Gov’t Gtd. Notes, Ser. 21	AUD	6.00	6/14/21	900,000		1,080,493
SMART Trust,
Ser. 2011-1USA, Cl. A3B		1.06	10/14/14	650,583	[c,d]	652,085
						4,469,497
Austria—.9%
Austrian Government,
Sr. Unscd. Notes	EUR	3.15	6/20/44	1,865,000	[c]	2,764,695
Belgium—1.3%
Belgium Government,
Bonds, Ser. 50	EUR	4.00	3/28/13	1,265,000		1,683,846
Belgium Government,
Sr. Unscd. Notes, Ser. 65	EUR	4.25	9/28/22	1,270,000		2,003,217
						3,687,063
Brazil—.9%
Brazil Notas do
Tesouro Nacional,
Bonds, Ser. B	BRL	6.00	8/15/14	900,000	[e]	1,069,919
Petrobras
International Finance,
Gtd. Notes	EUR	5.88	3/7/22	435,000		681,370
QGOG Constellation,
Gtd. Notes		6.25	11/9/19	800,000	[b,c]	836,000
						2,587,289
Canada—5.2%
Bombardier,
Sr. Unscd. Notes	EUR	6.13	5/15/21	410,000	[c]	583,124
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2012-1A, Cl. A2	CAD	2.03	8/17/15	500,000	[c]	504,454
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2012-1A, Cl. A3	CAD	2.38	4/17/17	1,620,000	[c]	1,649,511

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Canada (continued)
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2011-1A, Cl. A2	CAD	2.63	8/17/14	1,420,942	[c]	1,434,685
Canadian Government,
Bonds, Ser. VW17	CAD	8.00	6/1/27	1,400,000		2,432,695
CIT Canada Equipment
Receivables Trust,
Ser. 2012-1A, Cl. A2	CAD	2.11	12/20/16	1,325,000	[c]	1,333,381
CNH Capital Canada
Receivables Trust,
Ser. 2011-1A, Cl. A2	CAD	2.34	7/17/17	1,695,000	[c]	1,718,908
Ford Auto Securitization Trust,
Ser. 2011-R3A, Cl. A2	CAD	1.96	7/15/15	733,881	[c]	740,211
Ford Auto Securitization Trust,
Ser. 2012-R1, Cl. A2	CAD	2.02	3/15/16	1,200,000		1,211,232
Ford Auto Securitization Trust,
Ser. 2011-R1A, Cl. A2	CAD	2.43	11/15/14	594,853	[c]	600,456
Ford Auto Securitization Trust,
Ser. 2010-R3A, Cl. A3	CAD	2.71	9/15/15	325,000	[c]	330,799
MEG Energy,
Gtd. Notes		6.38	1/30/23	600,000	[c]	628,500
Province of British Columbia,
Sr. Unscd. Bonds	CAD	2.70	12/18/22	650,000		656,077
Rogers Communications,
Gtd. Notes	CAD	6.56	3/22/41	600,000		759,099
Videotron,
Gtd. Notes		5.00	7/15/22	595,000		626,981
						15,210,113
Chile—1.7%
Banco Santander Chile,
Sr. Unscd. Notes		3.88	9/20/22	445,000	[c]	457,300
Cencosud,
Gtd. Notes		4.88	1/20/23	500,000	[c]	513,971
Chilean Government,
Sr. Unscd. Notes	CLP	5.50	8/5/20	944,000,000		2,208,418
CODELCO,
Sr. Unscd. Notes		3.88	11/3/21	540,000	[c]	591,101
Empresa Nacional de Petroleo,
Sr. Unscd. Notes		4.75	12/6/21	555,000	[c]	597,526

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Chile (continued)
Telefonica Chile,
Sr. Unscd. Notes		3.88	10/12/22	570,000	[c]	571,858
						4,940,174
China—.2%
Baidu,
Sr. Unscd. Notes		3.50	11/28/22	540,000		544,215
Colombia—.2%
Bancolombia,
Sub. Notes		5.13	9/11/22	485,000		506,825
France—3.9%
AXA,
Jr. Sub. Notes	EUR	5.78	7/29/49	1,050,000	[d]	1,368,185
AXA,
Jr. Sub. Notes	EUR	6.21	10/29/49	215,000	[d]	278,400
BNP Paribas,
Sr. Unscd. Notes		2.38	9/14/17	2,115,000		2,147,721
French Government,
Bonds	EUR	4.50	4/25/41	2,025,000		3,452,660
GDF Suez,
Sr. Unscd. Notes		1.63	10/10/17	560,000	[c]	560,508
Pernod-Ricard,
Sr. Unscd. Bonds	EUR	5.00	3/15/17	200,000		302,504
Pernod-Ricard,
Sr. Unscd. Bonds		5.75	4/7/21	500,000	[c]	599,074
Societe Generale,
Gtd. Notes		2.75	10/12/17	2,630,000		2,678,279
						11,387,331
Germany—2.0%
Allianz,
Sub. Notes	EUR	5.63	10/17/42	1,000,000	[d]	1,495,601
Conti-Gummi Finance,
Sr. Scd. Bonds	EUR	7.13	10/15/18	600,000	[c]	848,305
German Government,
Bonds	EUR	3.25	7/4/42	870,000		1,432,622
Globaldrive,
Ser. 2011-AA, Cl. A	EUR	0.86	4/20/19	682,756	[c,d]	906,917
KFW,
Gov’t Gtd. Bonds		3.50	3/10/14	125,000		129,703

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Germany (continued)
Techem,
Sr. Scd. Notes	EUR	6.13	10/1/19	400,000	[b,c]	568,902
Unitymedia Hessen,
Sr. Scd. Notes	EUR	7.50	3/15/19	380,000	[c]	550,488
						5,932,538
Iceland—.4%
Iceland Government,
Unscd. Notes		4.88	6/16/16	1,235,000		1,299,624
Ireland—1.7%
Ardagh Packaging Finance,
Sr. Scd. Notes	EUR	7.38	10/15/17	250,000		360,843
Bank of Ireland,
Gov’t Gtd. Notes	EUR	4.00	1/28/15	2,150,000		2,908,857
Irish Government,
Unscd. Bonds	EUR	5.50	10/18/17	500,000		725,810
Smurfit Kappa Acquisitions,
Sr. Scd. Notes	EUR	5.13	9/15/18	260,000	[c]	363,266
Smurfit Kappa Acquistions,
Sr. Scd. Notes	EUR	7.75	11/15/19	380,000	[b,c]	557,260
						4,916,036
Italy—6.1%
Enel,
Sr. Unscd. Bonds	EUR	4.88	2/20/18	915,000	[b]	1,287,259
Enel Finance International,
Gtd. Notes		5.70	1/15/13	295,000	[c]	295,188
Intesa Sanpaolo,
Sr. Unscd. Notes	EUR	4.13	9/19/16	300,000		414,167
Intesa Sanpaolo,
Sr. Unscd. Notes	EUR	5.00	2/28/17	1,200,000		1,714,093
Italian Government,
Unscd. Bonds	EUR	4.75	6/1/17	6,700,000		9,423,829
Italian Government,
Unscd. Bonds	EUR	4.75	9/1/21	915,000		1,261,144
Italian Government,
Unscd. Bonds	EUR	5.50	9/1/22	980,000		1,404,197
Telecom Italia,
Sr. Unscd. Notes	GBP	7.38	12/15/17	750,000		1,381,777
Telecom Italia Capital,
Gtd. Notes		5.25	10/1/15	200,000		213,300

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Italy (continued)
Telecom Italia Capital,
Gtd. Notes		7.18	6/18/19	325,000		378,788
						17,773,742
Japan—8.6%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	27,000,000		317,162
Japanese Government,
Sr. Unscd. Bonds, Ser. 8	JPY	1.00	6/10/16	130,000,000	[f]	1,596,553
Japanese Government,
Sr. Unscd. Bonds, Ser. 11	JPY	1.70	6/20/33	334,150,000		3,811,593
Japanese Government,
Sr. Unscd. Bonds, Ser. 79	JPY	2.00	6/20/25	120,850,000		1,546,849
Japanese Government,
Sr. Unscd. Bonds, Ser. 106	JPY	2.20	9/20/28	601,500,000		7,701,915
Japanese Government,
Sr. Unscd. Bonds, Ser. 288	JPY	1.70	9/20/17	539,500,000		6,675,415
Japanese Government,
Sr. Unscd. Bonds, Ser. 310	JPY	1.00	9/20/20	302,850,000		3,627,747
						25,277,234
Kazakhstan—.6%
Development Bank of Kazakhstan,
Sr. Unscd. Notes		4.13	12/10/22	620,000	[c]	627,750
Kazakhstan Temir Zholy Finance,
Gtd. Notes		6.95	7/10/42	850,000	[c]	1,071,000
						1,698,750
Mexico—.8%
Comision Federal de Electricidad,
Sr. Unscd. Notes		5.75	2/14/42	550,000	[c]	628,375
Mexican Government,
Bonds, Ser. M 30	MXN	8.50	11/18/38	12,680,000		1,244,527
Mexichem,
Sr. Unscd. Notes		4.88	9/19/22	345,000	[c]	372,600
Southern Copper,
Sr. Unscd. Notes		3.50	11/8/22	210,000		215,509
						2,461,011
Mongolia—.2%
Mongolian Government,
Sr. Unscd. Notes		4.13	1/5/18	530,000	[c]	526,025

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Netherlands—3.1%
ABN AMRO Bank,
Sr. Unscd. Notes		4.25	2/2/17	1,100,000	[c]	1,202,536
BMW Finance,
Gtd. Notes	EUR	3.88	1/18/17	140,000		205,563
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	100,000		138,076
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	150,000		236,751
ELM,
Jr. Sub. Notes	EUR	5.25	5/29/49	1,050,000	[d]	1,426,114
Heineken,
Sr. Notes		0.80	10/1/15	875,000	[c]	877,230
Iberdrola International,
Gtd. Notes	EUR	4.50	9/21/17	300,000		432,277
ING Bank,
Covered Notes	EUR	3.63	8/31/21	305,000		463,510
Rabobank Nederland,
Sr. Unscd. Notes	EUR	3.88	4/20/16	775,000		1,119,677
Rabobank Nederland,
Sub. Notes	EUR	3.75	11/9/20	125,000		176,653
Repsol International Finance,
Gtd. Notes	EUR	4.38	2/20/18	500,000		710,073
Repsol International Finance,
Gtd. Notes	EUR	4.88	2/19/19	500,000		726,423
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	100,000		170,681
UPCB Finance VI,
Sr. Scd. Notes		6.88	1/15/22	530,000	[c]	576,375
Ziggo Bond,
Gtd. Notes	EUR	8.00	5/15/18	390,000	[c]	568,836
						9,030,775
New Zealand—2.2%
New Zealand Government,
Sr. Unscd. Bonds, Ser. 1217	NZD	6.00	12/15/17	7,000,000		6,605,535
Norway—.9%
DNB Boligkreditt,
Covered Bonds		2.10	10/14/16	795,000	[c]	824,856
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	4,300,000		884,364

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Norway (continued)
Statoil,
Gtd. Notes		4.25	11/23/41	740,000		799,566
						2,508,786
Peru—.4%
BBVA Banco Continental,
Sr. Unscd. Notes		5.00	8/26/22	90,000	[c]	96,300
Corp Financiera
de Desarrollo,
Sr. Unscd. Notes		4.75	2/8/22	360,000	[c]	396,900
Peruvian Government,
Sr. Unscd. Notes	PEN	6.95	8/12/31	1,580,000	[c]	780,189
						1,273,389
Philippines—.1%
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	8,000,000		215,542
Poland—.4%
Polish Government,
Sr. Unscd. Notes		5.00	3/23/22	1,015,000		1,201,253
Slovokia—2.7%
Slovakian Government,
Bonds, Ser. 213	EUR	3.50	2/24/16	1,550,000	[b]	2,219,430
Slovakian Government,
Bonds, Ser. 214	EUR	4.00	4/27/20	155,000		231,309
Slovakian Government,
Sr. Unsub. Notes	EUR	4.00	3/26/21	1,420,000	[b]	2,136,260
Slovakian Government,
Sr. Unscd. Notes	EUR	4.38	1/21/15	900,000	[b]	1,282,167
Slovakian Government,
Sr. Unscd. Notes		4.38	5/21/22	1,970,000	[c]	2,155,810
						8,024,976
Slovenia—.6%
Slovenian Government,
Sr. Unscd. Notes		5.50	10/26/22	1,575,000	[c]	1,657,688
South Africa—2.1%
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	28,525,000		2,734,561
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	26,650,000		2,918,089

The Fund	15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
South Africa (continued)
Transnet SOC,
Sr. Unscd. Notes		4.00	7/26/22	525,000	[c]	529,594
						6,182,244
South Korea—.5%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	110,000		148,244
Korea Finance,
Sr. Unscd. Notes		2.25	8/7/17	1,245,000		1,263,563
						1,411,807
Spain—5.1%
Banco Santander,
Covered Bonds	EUR	4.63	1/20/16	1,600,000		2,230,629
BBVA Senior Finance,
Gtd. Notes	EUR	4.38	9/21/15	1,100,000		1,489,154
BBVA US Senior,
Gtd. Notes		4.66	10/9/15	1,400,000		1,436,372
Iberdrola Finanzas,
Gtd. Notes	EUR	3.50	10/13/16	1,200,000		1,660,719
Santander International Debt,
Gtd. Notes	EUR	4.00	3/27/17	1,600,000		2,164,055
Spanish Government,
Sr. Unsub. Bonds	EUR	5.85	1/31/22	2,880,000		3,972,355
Telefonica Emisiones,
Gtd. Notes	GBP	5.38	2/2/18	985,000		1,690,197
Telefonica Emisiones,
Gtd. Notes		5.46	2/16/21	410,000		438,188
						15,081,669
Supranational—.4%
Corporacion Andina de Fomento,
Sr. Unscd. Notes		3.75	1/15/16	660,000		699,801
Eurasian Development Bank,
Sr. Unscd. Notes		4.77	9/20/22	510,000	[c]	529,890
						1,229,691
Sweden—.7%
Nordea Bank,
Sr. Unscd. Notes		2.13	1/14/14	795,000	[c]	802,811
Swedish Government,
Bonds, Ser. 3102	SEK	4.00	12/1/20	4,500,000	[g]	1,168,595
						1,971,406

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Switzerland—.4%
Credit Suisse,
Covered Notes	EUR	2.13	1/18/17	800,000		1,119,048
Thailand—.2%
Bangkok Bank,
Sr. Unscd. Notes		2.75	3/27/18	585,000	[c]	594,586
Turkey—1.1%
Export Credit Bank of Turkey,
Sr. Unscd. Notes		5.88	4/24/19	200,000		228,300
Turkish Government,
Bonds	TRY	3.00	2/23/22	4,250,000	[h]	2,901,369
						3,129,669
United Kingdom—11.9%
Abbey National
Treasury Services,
Covered Bonds	EUR	3.63	9/8/17	800,000		1,160,687
Arcelormittal,
Sr. Unscd. Bonds		9.85	6/1/19	1,195,000	[d]	1,434,983
ArcelorMittal,
Sr. Unscd. Notes	EUR	4.63	11/17/17	245,000	[b,d]	349,035
ArcelorMittal,
Sr. Unscd. Notes		6.25	2/25/22	530,000	[b,d]	557,193
Barclays Bank,
Covered Notes	EUR	2.13	9/8/15	440,000		597,830
BP Capital Markets,
Gtd. Notes		2.25	11/1/16	255,000		265,541
E-Carat,
Ser. 2012-1, Cl. A	GBP	1.30	6/18/20	600,000		975,893
GlaxoSmithKline Capital,
Gtd. Notes		0.75	5/8/15	1,080,000		1,085,905
Gracechurch Card Funding,
Ser. 2012-1A, Cl. A2	EUR	0.91	2/15/17	1,400,000	[c,d]	1,867,287
HSBC Holdings,
Sub. Notes	EUR	6.25	3/19/18	100,000		158,618
Ineos Finance,
Sr. Scd. Notes		7.50	5/1/20	450,000	[c]	473,625
Lloyds TSB Bank,
Covered Notes	EUR	3.38	3/17/16	600,000		842,473
Lloyds TSB Bank,
Covered Bonds	EUR	4.00	9/29/21	200,000		310,082

The Fund	17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
Lloyds TSB Bank,
Sr. Unscd. Notes	EUR	5.38	9/3/19	450,000	[b]	723,647
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	75,000		87,092
Paragon Mortgages,
Ser. 14A, Cl. A2C		0.51	9/15/39	1,239,432	[c,d]	1,096,228
Reed Elsevier Investment,
Gtd. Notes	GBP	7.00	12/11/17	100,000		198,140
Royal Bank of Scotland,
Covered Notes	EUR	3.00	9/8/16	280,000		393,353
Royal Bank of Scotland,
Covered Notes	EUR	3.88	10/19/21	600,000		920,218
Royal Bank of Scotland,
Gtd. Notes		5.63	8/24/20	405,000		470,939
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	205,000		288,257
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	535,000	[d]	630,968
Sasol Financing International,
Gtd. Notes		4.50	11/14/22	725,000		731,344
United Kingdom Gilt,
Bonds	GBP	2.25	3/7/14	1,110,000		1,843,999
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	2,170,000		4,306,614
United Kingdom Gilt,
Bonds	GBP	4.25	12/7/40	560,000		1,112,720
United Kingdom Gilt,
Bonds	GBP	4.75	12/7/30	165,000		351,584
United Kingdom Gilt,
Bonds, Ser. 3MO	GBP	1.25	11/22/17	1,225,000	[i]	2,882,538
United Kingdom Gilt,
Bonds, Ser. 3MO	GBP	1.88	11/22/22	1,850,000	[i]	4,596,158
United Kingdom Gilt,
Unscd. Bonds	GBP	3.75	9/7/21	2,260,000		4,313,539
						35,026,490

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States—23.8%
AbbVie,
Gtd. Notes		1.75	11/6/17	1,400,000	[c]	1,416,867
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. A3		1.45	5/15/14	15,294		15,307
Ally Financial,
Gtd. Notes		4.50	2/11/14	170,000		175,312
Ally Financial,
Gtd. Notes		5.50	2/15/17	840,000		902,744
Ally Master Owner Trust,
Ser. 2011-5, Cl. A		0.86	6/15/15	945,000	[d]	946,417
American International Group,
Sr. Unscd. Notes		4.88	6/1/22	580,000		663,412
Anadarko Petroleum,
Sr. Unscd. Notes		6.38	9/15/17	235,000		280,998
ARL First,
Ser. 2012-1A, Cl. A1		1.96	12/15/42	700,000	[c,d]	707,875
Bank of America,
Sr. Unscd. Notes		3.88	3/22/17	1,035,000		1,123,577
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	200,000		290,243
Capital One Financial,
Sr. Unscd. Notes		1.00	11/6/15	980,000		977,372
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. D		3.52	8/8/16	630,000		632,517
CIT Group,
Sr. Unscd. Notes		4.25	8/15/17	465,000		481,009
CIT Group,
Sr. Unscd. Notes		5.00	5/15/17	520,000		553,800
Citigroup,
Sr. Unscd. Notes		2.65	3/2/15	1,060,000		1,092,126
Comcast,
Gtd. Notes		5.90	3/15/16	150,000		172,468
CVS Pass-Through Trust,
Pass Thru Notes		5.77	1/10/33	143,136	[c]	169,302

The Fund	19

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity		Principal
Bonds and Notes (continued)		Rate (%)	Date		Amount ($)[a]		Value ($)
United States (continued)
DaVita HealthCare Partners,
Gtd. Notes		5.75	8/15/22		120,000		127,050
EQT,
Sr. Unscd. Notes		8.13	6/1/19		135,000		167,323
Exelon Generation,
Sr. Unscd Notes		4.25	6/15/22		1,300,000	[c]	1,354,348
Express Scripts Holding,
Gtd. Notes		2.10	2/12/15		540,000	[c]	550,358
Federal Home Loan		3.00	9/1/42	—	3,940,378	[j]	4,132,159
Mortgage Corp.			10/1/42
Federal National
Mortgage Association		3.00	10/1/42		2,188,824	[j]	2,296,488
Federal National		3.50	10/1/41	—	9,340,085	[j]	10,083,991
Mortgage Association			6/1/42
Ford Motor Credit,
Sr. Unscd. Notes		3.00	6/12/17		500,000		514,246
Ford Motor Credit,
Sr. Unscd. Notes		3.88	1/15/15		720,000		751,215
General Electric Capital,
Sub. Notes		5.30	2/11/21		300,000		348,820
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19		605,000	[c]	687,203
HSBC USA,
Sr. Unscd. Notes		2.38	2/13/15		1,200,000		1,234,988
Hyundai Capital America,
Gtd. Notes		4.00	6/8/17		475,000	[c]	513,174
JPMorgan Chase Bank,
Sub. Notes	EUR	4.38	11/30/21		900,000	[b,d]	1,260,328
JPMorgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. AM		5.88	2/12/51		525,000	[d]	611,818
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20		165,000		208,194
Lamar Media,
Gtd. Notes		5.88	2/1/22		350,000		381,500
Levi Strauss & Co.,
Sr. Unscd. Notes	EUR	7.75	5/15/18		130,000		185,322

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
LyondellBasell Industries,
Sr. Unscd. Notes	5.00	4/15/19	375,000		416,250
MetLife Institutional Funding II,
Scd. Notes	1.25	4/4/14	1,075,000	[c,d]	1,084,472
MGM Resorts International,
Gtd. Notes	7.75	3/15/22	540,000		580,500
NBCUniversal Media,
Sr. Unscd. Notes	4.38	4/1/21	95,000		106,904
News America,
Gtd. Notes	6.90	3/1/19	355,000		445,485
Peabody Energy,
Gtd. Notes	6.00	11/15/18	505,000		539,088
Peabody Energy,
Gtd. Notes	6.25	11/15/21	240,000		256,200
PepsiCo,
Sr. Unscd. Notes	0.80	8/25/14	650,000		653,658
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	125,000		151,728
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	135,000		145,405
Plains All American Pipeline,
Sr. Unscd. Notes	5.00	2/1/21	135,000		156,642
Plains All American Pipeline,
Sr. Unscd. Notes	8.75	5/1/19	65,000		88,541
Prudential Financial,
Notes	5.38	6/21/20	200,000		234,172
Puget Energy,
Sr. Scd. Notes	6.00	9/1/21	170,000		187,791
Santander Drive Auto
Receivables Trust,
Ser. 2012-1, Cl. B	2.72	5/15/16	365,000		374,469
Sealed Air,
Sr. Unscd. Notes	6.50	12/1/20	250,000	[b,c]	271,250
Sempra Energy,
Sr. Unscd. Notes	1.07	3/15/14	770,000	[d]	774,270
SLM,
Sr. Unscd. Notes	7.25	1/25/22	730,000		808,475

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
SLM Student Loan Trust,
Ser. 2011-B, Cl. A1	1.06	12/16/24	766,639	[c,d]	768,584
Structured Asset
Securities Corporation,
Ser. 2006-AM1, Cl. A4	0.37	4/25/36	838,762	[d]	735,685
U.S. Treasury Bonds	3.00	5/15/42	4,100,000		4,177,515
U.S. Treasury Inflation
Protected Securities	2.00	1/15/14	3,104,737	[b,k]	3,205,399
U.S. Treasury Inflation
Protected Securities	2.13	1/15/19	8,209,864	[b,k]	9,975,625
U.S. Treasury Notes	1.50	8/31/18	3,785,000		3,919,545
Unit,
Gtd. Notes	6.63	5/15/21	605,000	[c]	623,906
Ventas Realty,
Gtd. Notes	4.25	3/1/22	245,000		260,292
Watson Pharmaceuticals,
Sr. Unscd. Notes	3.25	10/1/22	310,000		317,108
Wells Fargo & Co.
Sr. Unscd. Notes	2.63	12/15/16	910,000		961,287
WM Wrigley Jr.,
Sr. Scd. Notes	3.70	6/30/14	380,000	[c]	393,452
Xerox,
Sr. Unscd. Notes	1.13	5/16/14	190,000	[d]	189,667
ZFS Finance (USA) Trust V,
Jr. Sub. Cap. Secs	6.50	5/9/67	1,000,000	[c,d]	1,071,250
					69,884,486
Venezuela—.4%
Petroleos de Venezuela,
Gtd. Notes	8.50	11/2/17	1,100,000		1,089,000
Zambia—.1%
Zambian Government,
Unscd. Bonds	5.38	9/20/22	220,000	[c]	220,000
Total Bonds And Notes
(cost $262,780,693)					273,440,202

	Face Amount
	Covered by
Options Purchased—.3%	Contracts ($)		Value ($)
Call Options—.1%
Australian Dollar,
February 2013 @ $1.01	5,600,000	[l]	16,531
South Korean Won,
March 2013 @ $1,100	5,800,000	[l]	18,867
Euro,
June 2013 @ $1.31	7,300,000	[l]	144,774
10-Year USD LIBOR-BBA,
June 2023 @ $1.89	14,500,000	[l]	205,808
			385,980
Put Options—.2%
Euro,
June 2013 @ $1.31	7,300,000	[l]	208,773
10-Year USD LIBOR-BBA,
June 2023 @ $1.89	14,500,000	[l]	317,541
			526,314
Total Options Purchased
(cost $991,615)			912,294
	Principal
Short-Term Investments—2.8%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.08%, 1/10/13	5,010,000		5,009,970
0.12%, 2/7/13	3,180,000	[m]	3,179,911
Total Short-Term Investments
(cost $8,189,511)			8,189,881

Other Investment—.9%	Shares		Value ($)
Registered
Investment Company;
Dreyfus
Institutional Preferred
Plus Money Market Fund
(cost $2,573,602)	2,573,602	[n]	2,573,602

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $8,649,087)	8,649,087 [n]	8,649,087
Total Investments (cost $283,184,508)	100.2%	293,765,066
Liabilities, Less Cash and Receivables	(.2%)	(624,746)
Net Assets	100.0%	293,140,320

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar
a	Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CLP—Chilean Peso
EUR—Euro
GBP—British Pound
JPY—JapaneseYen
MXN—Mexican New Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
SEK—Swedish Krona
TRY—Turkish Lira
ZAR—South African Rand
b	Security, or portion thereof, on loan.At December 31, 2012, the value of the fund’s securities on loan was
$17,078,324 and the value of the collateral held by the fund was $17,778,438, consisting of cash collateral of
$8,649,087 and U.S Government and Agency securities valued at $9,129,351.
c	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2012, these securities were valued at $50,335,805 or 17.2% of net assets.
d	Variable rate security—interest rate subject to periodic change.
e	Principal amount for accrual purposes is periodically adjusted based on changes in the Brazilian Consumer Price Index.
f	Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
g	Principal amount for accrual purposes is periodically adjusted based on changes in the Swedish Consumer Price Index.
h	Principal amount for accrual purposes is periodically adjusted based on changes in the Turkish Consumer Price Index.
i	Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
j	The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
k	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
l	Non-income producing security.
m	Held by or on behalf of a counterparty for open financial futures positions.
n	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)

Foreign/Governmental	42.1	Asset/Commerical/
Corporate Bonds	31.5	Residential Mortgage-Backed	6.8
U.S. Government/Agencies	12.9	Short-Term/Money Market Investments	6.6
		Options Purchased	.3
			100.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

December 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2012 ($)
Financial Futures Long
U.S. Treasury Ultra 30 Year Bonds	11	1,788,531	March 2013	(36,324)
Long Gilt	67	12,943,095	March 2013	29,610
Financial Futures Short
Euro-Bobl	63	(10,629,171)	March 2013	(71,960)
Euro-Bund	66	(12,687,751)	March 2013	(104,606)
Euro-Schatz	68	(9,950,475)	March 2013	(12,633)
U.S. Treasury 10 Year Notes	60	(7,966,875)	March 2013	(9,155)
Gross Unrealized Appreciation				29,610
Gross Unrealized Depreciation				(234,678)

See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,078,324)—Note 1(c):
Unaffiliated issuers		271,961,819	282,542,377
Affiliated issuers		11,222,689	11,222,689
Cash			425,503
Cash denominated in foreign currencies		4,057,546	4,062,238
Receivable for investment securities sold			14,049,054
Dividends, interest and securities lending income receivable			2,941,125
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			1,920,737
Receivable for shares of Beneficial Interest subscribed			1,106,826
Unrealized appreciation on swap contracts—Note 4			453,232
Prepaid expenses			25,340
			318,749,121
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			158,403
Due to Administrator—Note 3(a)			15,921
Payable for open mortgage dollar roll transactions—Note 4			10,986,956
Liability for securities on loan—Note 1(c)			8,649,087
Payable for investment securities purchased			3,210,392
Payable for shares of Beneficial Interest redeemed			1,361,674
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			1,048,913
Unrealized depreciation on swap contracts—Note 4			84,195
Payable for futures variation margin—Note 4			7,247
Distributions payable			5,785
Accrued expenses			80,228
			25,608,801
Net Assets ($)			293,140,320
Composition of Net Assets ($):
Paid-in capital			282,285,027
Accumulated distribution in excess of investment income—net			(1,688,095)
Accumulated net realized gain (loss) on investments			889,648
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions, swap transactions and
foreign currency transactions [including ($205,068) net
unrealized (depreciation) on financial futures]			11,653,740
Net Assets ($)			293,140,320

Net Asset Value Per Share
	Class A	Class C	Class I

Net Assets ($)	75,834,164	16,612,614	200,693,542
Shares Outstanding	3,475,456	764,067	9,184,320
Net Asset Value Per Share ($)	21.82	21.74	21.85

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income ($):
Income:
Interest	7,101,822
Income from securities lending—Note 1(c)	18,539
Dividends;
Affiliated issuers	7,870
Total Income	7,128,231
Expenses:
Investment advisory fee—Note 3(a)	975,728
Shareholder servicing costs—Note 3(d)	327,793
Administration fee—Note 3(a)	181,635
Distribution fees—Note 3(c)	101,147
Professional fees	67,326
Registration fees	46,705
Custodian fees—Note 3(d)	43,436
Prospectus and shareholders’ reports	35,882
Trustees’ fees and expenses—Note 3(e)	17,980
Administrative service fees—Note 3(b)	11,609
Loan commitment fees—Note 2	2,205
Miscellaneous	57,571
Total Expenses	1,869,017
Less—reduction in fees due to earnings credits—Note 3(d)	(69)
Net Expenses	1,868,948
Investment Income—Net	5,259,283
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	10,056,924
Net realized gain (loss) on options transactions	65,759
Net realized gain (loss) on financial futures	(1,234,534)
Net realized gain (loss) on swap transactions	29,089
Net realized gain (loss) on forward foreign currency exchange contracts	43,997
Net Realized Gain (Loss)	8,961,235
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	6,224,438
Net unrealized appreciation (depreciation) on options transactions	(79,321)
Net unrealized appreciation (depreciation) on financial futures	(7,137)
Net unrealized appreciation (depreciation) on swap transactions	286,577
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	1,401,653
Net Unrealized Appreciation (Depreciation)	7,826,210
Net Realized and Unrealized Gain (Loss) on Investments	16,787,445
Net Increase in Net Assets Resulting from Operations	22,046,728

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	5,259,283	4,121,340
Net realized gain (loss) on investments	8,961,235	(75,498)
Net unrealized appreciation
(depreciation) on investments	7,826,210	1,893,547
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,046,728	5,939,389
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,184,277)	(1,699,732)
Class C Shares	(158,879)	(306,004)
Class I Shares	(3,623,174)	(5,381,475)
Net realized gain on investments:
Class A Shares	(1,561,860)	(3,861)
Class C Shares	(343,963)	(667)
Class I Shares	(4,134,508)	(11,739)
Total Dividends	(11,006,661)	(7,403,478)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	40,020,503	30,956,514
Class C Shares	6,674,327	6,932,896
Class I Shares	76,140,895	74,675,907
Dividends reinvested:
Class A Shares	2,722,931	1,683,367
Class C Shares	496,249	303,637
Class I Shares	7,235,059	3,837,389
Cost of shares redeemed:
Class A Shares	(18,231,493)	(13,698,964)
Class C Shares	(1,926,424)	(1,538,906)
Class I Shares	(30,846,236)	(32,635,132)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	82,285,811	70,516,708
Total Increase (Decrease) in Net Assets	93,325,878	69,052,619
Net Assets ($):
Beginning of Period	199,814,442	130,761,823
End of Period	293,140,320	199,814,442
Distributions in excess of
investment income—net	(1,688,095)	(2,681,932)

	Year Ended December 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	1,856,321	1,474,689
Shares issued for dividends reinvested	124,983	80,939
Shares redeemed	(844,462)	(651,716)
Net Increase (Decrease) in Shares Outstanding	1,136,842	903,912
Class C
Shares sold	309,946	330,903
Shares issued for dividends reinvested	22,815	14,659
Shares redeemed	(89,826)	(73,569)
Net Increase (Decrease) in Shares Outstanding	242,935	271,993
Class I
Shares sold	3,509,137	3,546,669
Shares issued for dividends reinvested	331,676	184,228
Shares redeemed	(1,422,591)	(1,550,933)
Net Increase (Decrease) in Shares Outstanding	2,418,222	2,179,964

See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class A Shares	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value, beginning of period	20.74	20.84	20.73	20.92
Investment Operations:
Investment income—net[b]	.43	.48	.59	.08
Net realized and unrealized
gain (loss) on investments	1.48	.21	.60	(.07)
Total from Investment Operations	1.91	.69	1.19	.01
Distributions:
Dividends from investment income—net	(.37)	(.79)	(1.08)	(.20)
Dividends from net realized
gain on investments	(.46)	(.00)[c]	—	—
Total Distributions	(.83)	(.79)	(1.08)	(.20)
Net asset value, end of period	21.82	20.74	20.84	20.73
Total Return (%)[d]	9.26	3.36	5.77	.03	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	1.00	1.08	.98	[f]
Ratio of net expenses to average net assets	.93	.98	.90	.90	[f]
Ratio of net investment income
to average net assets	1.99	2.26	2.86	4.40	[f]
Portfolio Turnover Rate[g]	245.46	267.08	210.75	131.97
Net Assets, end of period ($ x 1,000)	75,834	48,509	29,900	10

a From December 2, 2009 (commencement of initial offering) to December 31, 2009.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
e Not annualized.
f Annualized.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012,
2011, 2010 and 2009 were 197.97%, 247.48%, 206.04% and 111.36%, respectively.

See notes to financial statements.

		Year Ended December 31,
Class C Shares	2012	2011	2010	2009 [a]
Per Share Data ($):
Net asset value, beginning of period	20.68	20.79	20.73	20.92
Investment Operations:
Investment income—net[b]	.27	.31	.42	.06
Net realized and unrealized
gain (loss) on investments	1.47	.23	.60	(.07)
Total from Investment Operations	1.74	.54	1.02	(.01)
Distributions:
Dividends from investment income—net	(.22)	(.65)	(.96)	(.18)
Dividends from net realized
gain on investments	(.46)	(.00)[c]	—	—
Total Distributions	(.68)	(.65)	(.96)	(.18)
Net asset value, end of period	21.74	20.68	20.79	20.73
Total Return (%)[d]	8.42	2.56	5.01	(.03)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68	1.76	1.87	1.73 [f]
Ratio of net expenses to average net assets	1.68	1.73	1.65	1.65 [f]
Ratio of net investment income
to average net assets	1.24	1.47	2.12	3.65 [f]
Portfolio Turnover Rate[g]	245.46	267.08	210.75	131.97
Net Assets, end of period ($ x 1,000)	16,613	10,778	5,181	10

a From December 2, 2009 (commencement of initial offering) to December 31, 2009.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
g The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012,
2011, 2010 and 2009 were 197.97%, 247.48%, 206.04% and 111.36%, respectively.

See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	20.77	20.86	20.72	18.53	18.73
Investment Operations:
Investment income—net[b]	.50	.54	.75	.91	.86
Net realized and unrealized
gain (loss) on investments	1.47	.23	.49	1.90	.53
Total from Investment Operations	1.97	.77	1.24	2.81	1.39
Distributions:
Dividends from investment income—net	(.43)	(.86)	(1.10)	(.62)	(1.59)
Dividends from net realized
gain on investments	(.46)	(.00)[c]	—	—	—
Total Distributions	(.89)	(.86)	(1.10)	(.62)	(1.59)
Net asset value, end of period	21.85	20.77	20.86	20.72	18.53
Total Return (%)	9.55	3.72	6.02	15.48	7.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63	.67	.78	.92	1.02
Ratio of net expenses
to average net assets	.63	.66	.65	.65	.65
Ratio of net investment income
to average net assets	2.29	2.58	3.50	4.62	4.52
Portfolio Turnover Rate[d]	245.46	267.08	210.75	131.97	190
Net Assets, end of period ($ x 1,000)	200,694	140,527	95,681	72,910	43,409

a The fund commenced offering three classes of shares on December 2, 2009. Effective September 1, 2009, the existing shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2012,
2011, 2010, 2009 and 2008 were 197.97%, 247.48%, 206.04%, 111.36% and 116%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Global Fixed Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sale charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of secu-

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

rities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	18,106,673	—	18,106,673
Commercial
Mortgage-Backed	—	611,818	—	611,818
Corporate Bonds†	—	92,417,195	—	92,417,195
Foreign Government	—	123,417,566	—	123,417,566
Mutual Funds	11,222,689	—	—	11,222,689
Residential
Mortgage-Backed	—	1,096,228	—	1,096,228
U.S. Government
Agencies/
Mortgage-Backed	—	16,512,638	—	16,512,638
U.S. Treasury	—	29,467,965	—	29,467,965
Other Financial
Instruments:
Financial Futures††	29,610	—	—	29,610
Forward Foreign
Currency Exchange
Contracts††	—	1,920,737	—	1,920,737
Options Purchased	—	912,294	—	912,294
Swaps††	—	453,232	—	453,232

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(234,678)	—	—	(234,678)
Forward Foreign
Currency Exchange
Contracts††	—	(1,048,913)	—	(1,048,913)
Swaps††	—	(84,195)	—	(84,195)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2012, The Bank of New York Mellon earned $9,983 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	7,435,735		188,921,767	193,783,900	2,573,602.9
Dreyfus
Institutional
Cash
Advantage
Fund	2,038,000		41,170,018	34,558,931	8,649,087		2.9
Total	9,473,735		230,091,785	228,342,831	11,222,689		3.8

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,265,596 and unrealized appreciation $8,712,808. In addition, the fund had $123,111 of capital losses realized after October 31, 2012, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $10,547,494 and $7,387,445 and long-term capital gains $459,167 and $16,033, respectively.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-downs gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums, swap periodic payments and consent fees, the fund increased accumulated undistributed investment income-net by $700,884 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 was effective for new transfers and existing transactions that were modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented and there was no change in accounting for the fund. Management has determined that the fund has not entered into transactions that can be deemed “secured borrowings” as defined by ASU 2011-03.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities and equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to Administration Agreement, the fund was charged $181,635 during the period December 31, 2012.

During the period ended December 31, 2012, the Distributor retained $2,567 from commissions earned on sales of the fund’s Class A shares and $825 from CDSCs on redemptions of the fund’s Class C shares.

(b) The fund pays administrative service fees for Class I shares.These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants.As compensation for such services, Class I shares pay each Plan Administrator an administrative service fee an amount of up to .15% (on an annualized basis) of the average daily net assets attributable to Class I shares that are held in accounts serviced by such Plan Administrators. During the period ended December 31, 2012, Class I shares were charged $11,609 for administrative service fees. The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as for marketing or other distribution-related services.These payments may provide an incentive for these entities to actively promote the fund or cooperate with the Distributor’s promotional efforts.

(c) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2012, Class C shares were charged $101,147 pursuant to the Distribution Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2012, Class A and Class C shares were charged $157,172 and $33,716, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $12,804 for transfer agency services and $391 for cash management services. Cash management fees were partially offset by earnings credits of $46.These fees are included in Shareholder servicing costs in the Statement of Operations.

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $43,436 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $665 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $23.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $99,027, Distribution Plan fee $10,425, Shareholder Services Plan fees $19,394, custodian fees $21,055, Chief Compliance Officer fees $3,981 and transfer agency fees $4,521.

(e) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts, options transactions and swap transactions, during the period ended December 31, 2012, amounted to $637,908,425 and $568,374,761, respectively, of which $109,676,454 in purchases and $109,962,373 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,3]	1,006,191	Interest rate risk[1,4]	(278,001)
Foreign exchange risk[2,5]	2,309,682	Foreign exchange risk[6]	(1,048,913)
Credit risk	—	Credit risk[4]	(40,872)
Gross fair value of
derivatives contracts	3,315,873		(1,367,786)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities–Unaffiliated issuers, at value.
3	Unrealized appreciation on swap contracts.
4	Unrealized depreciation on swap contracts.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[7]	Transactions[8]	Contracts[9]	Transactions[10]	Total
Interest rate	(1,234,534)	65,759	—	41,534	(1,127,241)
Foreign
exchange	—	—	43,997	—	43,997
Credit	—	—	—	(12,445)	(12,445)
Total	(1,234,534)	65,759	43,997	29,089	(1,095,689)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[11]	Transactions[12]	Contracts[13]	Transactions[14]	Total
Interest rate	(7,137)	(17,501)	—	327,449	302,811
Foreign
exchange	—	(61,820)	1,401,653	—	1,339,833
Credit	—	—	—	(40,872)	(40,872)
Total	(7,137)	(79,321)	1,401,653	286,577	1,601,772

Statement of Operations location:

7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10] Net realized gain (loss) on swap transactions.
[11] Net unrealized appreciation (depreciation) on financial futures.
[12] Net unrealized appreciation (depreciation) on options transactions.
[13] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14] Net unrealized appreciation (depreciation) on swap transactions.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market.A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at December 31, 2012 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies or as a substitute for an investment.The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the under-

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

lying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction:

The following summarizes the fund’s call/put options written during the period ended December 31, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	—	—
Contracts written	282,000	78,749
Contracts terminated:
Contracts closed	282,000	78,749	19,035	59,714
Contracts outstanding
December 31, 2012	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring:
1/3/2013 [a]	5,850,000	2,773,169	2,855,828	82,659
2/4/2013 [b]	9,460,000	4,487,453	4,598,278	110,825
Euro,
Expiring
1/2/2013 [c]	18,200	24,051	24,023	(28)
Mexican New Peso,
Expiring
1/29/2013 [d]	58,140,000	4,551,112	4,485,236	(65,876)
Singapore Dollar,
Expiring
1/29/2013 [a]	3,090,000	2,534,440	2,529,393	(5,047)
Sales:		Proceeds ($)
Australian Dollar,
Expiring
1/29/2013 [a]	3,235,000	3,409,124	3,351,699	57,425
Brazilian Real,
Expiring
1/3/2013 [a]	5,850,000	2,862,736	2,855,828	6,908

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
British Pound,
Expiring:
1/29/2013 [a]	2,745,000	4,435,468	4,458,718	(23,250)
1/29/2013 [e]	2,950,000	4,757,730	4,791,700	(33,970)
1/29/2013 [f]	5,120,000	8,275,610	8,316,443	(40,833)
1/29/2013 [g]	4,070,000	6,579,969	6,610,922	(30,953)
Canadian Dollar,
Expiring
1/29/2013 [f]	13,715,000	13,946,867	13,779,380	167,487
Chilean Peso,
Expiring
1/29/2013 [h]	1,033,830,000	2,168,495	2,150,279	18,216
Euro,
Expiring:
1/29/2013 [a]	8,910,000	11,668,090	11,763,821	(95,731)
1/29/2013 [b]	8,900,000	11,645,668	11,750,618	(104,950)
1/29/2013 [c]	5,990,000	7,826,300	7,908,562	(82,262)
1/29/2013 [e]	8,380,000	10,949,470	11,064,065	(114,595)
1/29/2013 [f]	8,620,000	11,291,941	11,380,936	(88,995)
1/29/2013 [g]	10,090,000	13,211,644	13,321,768	(110,124)
1/29/2013 [i]	8,320,000	10,865,367	10,984,848	(119,481)
Japanese Yen,
Expiring:
1/29/2013 [e]	615,790,000	7,366,285	7,109,625	256,660
1/29/2013 [f]	522,650,000	6,284,117	6,034,275	249,842
1/29/2013 [g]	517,560,000	6,233,410	5,975,508	257,902
1/29/2013 [h]	356,160,000	4,288,929	4,112,058	176,871
1/29/2013 [i]	447,578,000	5,386,386	5,167,528	218,858
1/29/2013 [j]	473,365,000	5,699,176	5,465,253	233,923
New Zealand Dollar,
Expiring
1/29/2013 [a]	8,000,000	6,668,704	6,598,379	70,325
Norwegian Krone,
Expiring
1/29/2013 [b]	4,430,000	787,843	796,187	(8,344)
Peruvian Nuevo Sol,
Expiring
1/29/2013 [k]	1,570,000	610,954	613,919	(2,965)
South African Rand,
Expiring
1/29/2013 [f]	48,530,000	5,590,172	5,700,214	(110,042)
Swedish Krona,
Expiring
1/29/2013 [b]	9,010,000	1,373,009	1,384,476	(11,467)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Turkish Lira,
Expiring
1/29/2013[d]	5,300,000	2,971,351	2,958,515	12,836
Gross Unrealized
Appreciation				1,920,737
Gross Unrealized
Depreciation				(1,048,913)

Counterparties:
a	Goldman Sachs
b	Morgan Stanley
c	Royal Bank of Scotland
d	JP Morgan Chase & Co.
e	Commonwealth Bank of Australia
f	Credit Suisse First Boston
g	Deutsche Bank
h	Barclays Bank
i	UBS
j	Bank of America
k	Citigroup

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received

The Fund	53

NOTES TO FINANCIAL STATEMENTS (continued)

by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The fund’s maximum risk of loss from counterparty credit risk is the discounted value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at December 31, 2012:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

5,900,000	USD—6 Month
	Libor	JP Morgan	(1.76)	11/8/2022	(2,167)
16,100,000	USD—6 Month
	Libor	Citibank	(0.84)	11/8/2022	(41,156)
6,500,000	EUR—1 Year
	Libor	JP Morgan	1.91)	11/4/2016	453,232
Gross Unrealized
Appreciation					453,232
Gross Unrealized
Depreciation					(43,323)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the

The Fund	55

NOTES TO FINANCIAL STATEMENTS (continued)

same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at December 31, 2012:

Reference	Notional		(Pay) Receive	Implied Credit	Market	Unrealized
Obligation	Amount ($)[2]		Fixed Rate (%)	Spread (%)[3]	Value ($) (Depreciation) ($)

Purchase
Contracts:[1]
Dow Jones
CDX.NA.HY.19
Index
12/20/2017†	5,600,000	[a]	(5.00)	4.87	(40,872)	(40,872)

†	Expiration Date
Conterparty:
a	JP Morgan Chase & Co.
[1]	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
[2]	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
[3]	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as
“Defaulted” indicates a credit event has occurred for the referenced entity.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note:

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2012:

Average Market Value ($)
Interest rate financial futures	57,222,466
Interest rate options contracts	43,986
Foreign currency options contracts	32,081
Forward contracts	143,703,197

The following summarizes the average notional value of swap contracts outstanding during the period ended December 31, 2012:

Average Notional Value ($)
Interest rate swap contracts	11,776,567
Credit default swap contracts	430,769

At December 31, 2012, the cost of investments for federal income tax purposes was $283,278,842; accordingly, accumulated net unrealized appreciation on investments was $10,486,224, consisting of $12,593,125 gross unrealized appreciation and $2,106,901 gross unrealized depreciation.

Note 5—Plan of Reorganization:

On July 25-26, 2012, the Board, on behalf of both the fund and Dreyfus/Standish International Fixed Income Fund (the “Acquired Fund”), approved a Plan of Reorganization.The merger was approved by the shareholders of the Acquired Fund at a meeting held on November 15, 2012 and the merger occurred on January 25, 2013.The merger provided for the Acquired Fund to transfer all of its assets, subject to its liabilities, to the fund in exchange for a number of Class I shares of the fund of equal value to the assets less liabilities of the Acquired Fund.The fund’s Class I shares were distributed to the Acquired Fund’s shareholders on a pro rata basis in liquidation of the Acquired Fund.

The Fund	57

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish Global Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Global Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and financial futures as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Global Fixed Income Fund as of December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2013

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 29.84% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0351 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.4261 as a short-term capital gain dividend paid on December 28, 2012 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Fund	59

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	61

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 177 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 66 investment companies (comprised of 173 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

The Fund	63

NOTES

For More Information

Telephone Call your Financial Representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

Dreyfus/Standish

International Fixed

Income Fund

ANNUAL REPORT December 31, 2012

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
22	Statement of Financial Futures
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
26	Financial Highlights
27	Notes to Financial Statements
49	Report of Independent Registered Public Accounting Firm
50	Important Tax Information
51	Board Members Information
53	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
International Fixed
Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish International Fixed Income Fund, covering the 12-month period from January 1, 2012, through December 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The search for higher yields amid historically low interest rates proved to be a major force in the performance of U.S. and global bond markets in 2012, even as the Federal Reserve Board and other central banks pumped liquidity into their financial systems More specifically, low rates on U.S.Treasury securities drove investors to riskier market sectors, helping to support prices among corporate-backed securities, asset-backed securities, commercial mortgage-backed securities, and emerging-markets bonds. In addition, higher yielding bond market sectors were buoyed by gradually recovering U.S. and global economies as domestic employment trends improved, Europe avoided a collapse of its common currency, and China engineered an economic soft landing.

We currently expect the U.S. and global economies to be modestly stronger in 2013, especially during the second half of the year.The U.S. economy seems likely to benefit from greater certainty regarding U.S. tax and fiscal policies, the resumption of postponed spending by businesses, and a continued housing recovery.We encourage you to discuss the implications of our economic analysis with your financial advisor, who can help you align your investments with the year’s challenges and opportunities.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through December 31, 2012, as provided by David Leduc, CFA, and Brendan Murphy, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2012, Dreyfus/Standish International Fixed Income Fund’s Class I shares achieved a total return of 10.41%.1 In comparison, the Barclays Global Aggregate ex-U.S. Index (Hedged) (the “Index”), the fund’s benchmark, achieved a total return of 6.46% for the same period.2

Aggressively accommodative monetary policies generally supported international bond prices during 2012.The fund outperformed its benchmark, mainly due to strong security selections among U.S. investment-grade corporate bonds and European sovereign bonds.

At a Special Meeting of shareholders of the fund held on November 15, 2012, shareholders of the fund approved a Plan of Reorganization providing for the transfer of the fund’s assets to Dreyfus/Standish Global Fixed Income Fund (the “Acquiring Fund”) effective on or about January 25, 2013. Class I shares of the Acquiring Fund will be distributed to fund shareholders and the fund will be terminated.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its net assets in fixed income securities.The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets. The fund always invests in at least five countries other than the United States. The fund’s investment may include bonds, notes, mortgage-related securities, asset-backed securities, convertible securities, eurodollar andYankee dollar instruments, preferred stock and money market instruments. To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities. The portfolio managers look for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

Economic Developments Supported Higher Yielding Bonds

The year 2012 began in the midst of market rallies driven by positive macroeconomic developments in the United States, Europe, and China. Most notably, employment gains helped bolster the U.S. economy, and a quantitative easing program appeared to forestall a more severe banking crisis in Europe.These developments supported a sustained rally among higher yielding securities as investors turned toward riskier market sectors expected to benefit from better economic conditions.

The global recovery seemed to falter in the spring, when U.S. employment gains moderated, proposed austerity programs in Europe encountered resistance, and China’s economy remained sluggish. These headwinds erased many of the gains previously posted by higher yielding bonds, and yields of sovereign debt securities from fiscally healthy nations plunged in a renewed flight to quality. Fortunately, more encouraging economic data over the summer and fall—and the announcement of new policy initiatives by several central banks—cheered investors, enabling global bond markets to end the year with attractive returns, on average.

Security Selections Boosted Fund Results

In this environment, our security selection process scored successes among European sovereign bonds, including debt securities from Italy, Slovakia, and Ireland.The fund generally avoided weakness in Spain early in 2012, and we gradually adopted a more constructive posture in European credit markets. In the United States, the fund benefited from overweighted exposure to investment-grade corporate bonds, particularly in the industrials and financials sectors.

The fund’s asset allocation strategy proved effective, as we favored investment-grade and high yield corporate securities. Underweighted positions in traditionally defensive securities, such as U.S. Treasuries and German bunds, also supported relative performance. Successful currency strategies included overweighted exposure to the Mexican peso and Brazilian real, and underweighted exposure to the Japanese yen and New Zealand dollar.The fund’s country allocation strategy also added value through relatively light positions in Japan and overweighted exposure to emerging-markets bonds denominated in local currencies.

4

On the other hand, our interest rate strategies detracted mildly from the fund’s relative results, mainly due to a modestly short duration posture at times during the year.

We employed currency forwards and options to help implement the fund’s currency allocation strategy, interest rate futures and swaps to establish its interest rate strategies, and interest rate options and futures to manage the risks of interest rate volatility.

Finding Relative Values in International Markets

We have been encouraged by positive economic news in many markets, and we expect accommodative monetary policies to boost global growth further in 2013. Moreover, low interest rates in many parts of the world appear likely to support demand for international bonds, but yield differences have narrowed across the market’s credit-quality spectrum.Therefore, the fund ended 2012 with a mild focus on markets where we believe valuations are relatively attractive, including some of the peripheral nations of Europe. We also have placed greater emphasis on countries where interest rates appear likely to fall, and we have maintained a relatively short duration to guard against the risks of rising rates in some markets.

January 15, 2013

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The
Barclays Global Aggregate ex-U.S. Index (Hedged) is designed to measure the performance of global investment-
grade, fixed-rate debt markets, excluding the United States, hedged into U. S. dollars. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/12
	1 Year	5 Years	10 Years
Class I shares	10.41%	7.80%	6.20%
Barclays Global Aggregate
ex-U.S. Index (Hedged)	6.46%	4.77%	4.44%

† Source: FactSet

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish International Fixed Income Fund on 12/31/02 to a $10,000 investment made in the Barclays Global Aggregate ex-U.S. Index (Hedged) (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish International Fixed Income Fund from July 1, 2012 to December 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2012

Expenses paid per $1,000†	$4.87
Ending value (after expenses)	$1,060.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2012

Expenses paid per $1,000†	$4.77
Ending value (after expenses)	$1,020.41

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS

December 31, 2012

		Coupon	Maturity	Principal
Bonds and Notes—97.7%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—2.8%
FMG Resources (August 2006),
Gtd. Notes		6.38	2/1/16	215,000	[b]	223,600
Queensland Treasury,
Gov’t Gtd. Bonds, Ser. 13G	AUD	6.00	8/14/13	860,000		910,842
Queensland Treasury,
Gov’t Gtd. Notes, Ser. 15	AUD	6.00	10/14/15	575,000		644,379
Queensland Treasury,
Gov’t Gtd. Notes, Ser. 21	AUD	6.00	6/14/21	780,000		936,428
SMART Trust,
Ser. 2011-1USA, Cl. A3B		1.06	10/14/14	260,233	[b,c]	260,834
						2,976,083
Austria—1.1%
Austrian Government,
Sr. Unscd. Bonds	EUR	3.90	7/15/20	750,000	[b]	1,172,121
Belgium—1.7%
Anheuser-Busch InBev,
Gtd. Notes	GBP	9.75	7/30/24	130,000		339,908
Belgium Government,
Sr. Unscd. Notes, Ser. 65	EUR	4.25	9/28/22	920,000		1,451,149
						1,791,057
Brazil—1.5%
Brazil Notas do
Tesouro Nacional,
Bonds, Ser. B	BRL	6.00	8/15/14	750,000	[d]	891,599
Petrobras
International Finance,
Gtd. Notes	EUR	5.88	3/7/22	190,000		297,610
QGOG Constellation,
Gtd. Notes		6.25	11/9/19	330,000	[b]	344,850
						1,534,059
Canada—6.9%
Bombardier,
Sr. Unscd. Notes	EUR	6.13	5/15/21	185,000	[b]	263,117
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2012-1A, Cl. A2	CAD	2.03	8/17/15	200,000	[b]	201,781
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2012-1A, Cl. A3	CAD	2.38	4/17/17	725,000	[b]	738,207

8

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Canada (continued)
Canadian Capital Auto
Receivables Asset Trust,
Ser. 2011-1A, Cl. A2	CAD	2.63	8/17/14	627,726	[b]	633,796
CIT Canada Equipment
Receivables Trust,
Ser. 2012-1A, Cl. A2	CAD	2.11	12/20/16	555,000	[b]	558,511
CNH Capital Canada
Receivables Trust,
Ser. 2011-1A, Cl. A2	CAD	2.34	7/17/17	755,000	[b]	765,649
Ford Auto Securitization Trust,
Ser. 2011-R3A, Cl. A2	CAD	1.96	7/15/15	403,634	[b]	407,116
Ford Auto Securitization Trust,
Ser. 2012-R1, Cl. A2	CAD	2.02	3/15/16	550,000		555,148
Ford Auto Securitization Trust,
Ser. 2011-R1A, Cl. A2	CAD	2.43	11/15/14	297,426	[b]	300,228
Ford Auto Securitization Trust,
Ser. 2010-R3A, Cl. A3	CAD	2.71	9/15/15	150,000	[b]	152,677
MEG Energy,
Gtd. Notes		6.38	1/30/23	260,000	[b]	272,350
Province of British Columbia,
Sr. Unscd. Bonds	CAD	2.70	12/18/22	450,000		454,207
Province of Ontario Canada,
Bonds	CAD	4.40	3/8/16	1,200,000		1,312,026
Rogers Communications,
Gtd. Notes	CAD	6.56	3/22/41	340,000		430,156
Videotron,
Gtd. Notes		5.00	7/15/22	270,000		284,513
						7,329,482
Chile—2.3%
Banco Santander Chile,
Sr. Unscd. Notes		3.88	9/20/22	195,000	[b]	200,390
Cencosud,
Gtd. Notes		4.88	1/20/23	200,000	[b]	205,588
Chilean Government,
Sr. Unscd. Notes	CLP	5.50	8/5/20	541,000,000		1,265,629
CODELCO,
Sr. Unscd. Notes		3.88	11/3/21	240,000	[b]	262,711
Empresa Nacional de Petroleo,
Sr. Unscd. Notes		4.75	12/6/21	245,000	[b]	263,773

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Chile (continued)
Telefonica Chile,
Sr. Unscd. Notes		3.88	10/12/22	250,000	[b]	250,815
						2,448,906
China—.2%
Baidu,
Sr. Unscd. Notes		3.50	11/28/22	210,000		211,639
Colombia—.2%
Bancolombia,
Sub. Notes		5.13	9/11/22	210,000		219,450
Denmark—.8%
Denmark Government,
Bonds	DKK	0.10	11/15/23	4,355,000	[e]	835,793
France—5.0%
AXA,
Jr. Sub. Notes	EUR	5.78	7/29/49	450,000	[c]	586,365
AXA,
Jr. Sub. Notes	EUR	6.21	10/29/49	95,000	[c]	123,014
BNP Paribas,
Sr. Unscd. Notes		2.38	9/14/17	915,000		929,156
French Government,
Bonds	EUR	4.50	4/25/41	1,255,000		2,139,797
GDF Suez,
Sr. Unscd. Notes		1.63	10/10/17	245,000	[b]	245,222
Pernod-Ricard,
Sr. Unscd. Bonds	EUR	5.00	3/15/17	100,000		151,252
Societe Generale,
Gtd. Notes		2.75	10/12/17	1,130,000		1,150,743
						5,325,549
Germany—1.7%
Allianz,
Sub. Notes	EUR	5.63	10/17/42	400,000	[c]	598,240
Conti-Gummi Finance,
Sr. Scd. Bonds	EUR	7.13	10/15/18	250,000	[b]	353,460
Daimler,
Sr. Unscd. Notes	EUR	4.63	9/2/14	150,000		210,886
German Government,
Bonds	EUR	3.25	7/4/42	135,000		222,303
Techem,
Sr. Scd. Notes	EUR	6.13	10/1/19	100,000	[b]	142,225

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Germany (continued)
Unitymedia Hessen,
Sr. Scd. Notes	EUR	7.50	3/15/19	175,000	[b]	253,514
						1,780,628
Iceland—.5%
Iceland Government,
Unscd. Notes		4.88	6/16/16	525,000		552,472
Ireland—2.1%
Ardagh Packaging Finance,
Sr. Scd. Notes	EUR	7.38	10/15/17	105,000		151,554
Bank of Ireland,
Gov’t Gtd. Notes	EUR	4.00	1/28/15	910,000		1,231,191
Irish Government,
Unscd. Bonds	EUR	5.50	10/18/17	275,000		399,195
Smurfit Kappa Acquisitions,
Sr. Scd. Notes	EUR	5.13	9/15/18	100,000	[b]	139,718
Smurfit Kappa Acquistions,
Sr. Scd. Notes	EUR	7.75	11/15/19	175,000	[b]	256,633
						2,178,291
Italy—8.9%
Enel Finance International,
Gtd. Notes		5.13	10/7/19	155,000	[b]	164,048
Intesa Sanpaolo,
Sr. Unscd. Notes	EUR	4.13	9/19/16	100,000		138,056
Intesa Sanpaolo,
Sr. Unscd. Notes	EUR	5.00	2/28/17	500,000		714,205
Italian Government,
Bonds	EUR	5.00	9/1/40	195,000		257,901
Italian Government,
Unscd. Bonds	EUR	4.75	6/1/17	4,525,000		6,364,601
Italian Government,
Unscd. Bonds	EUR	5.50	9/1/22	620,000		888,369
Telecom Italia,
Sr. Unscd. Notes	GBP	7.38	12/15/17	350,000		644,829
Telecom Italia Capital,
Gtd. Notes		7.18	6/18/19	190,000		221,445
						9,393,454
Japan—5.4%
Development Bank of Japan,
Gov’t Gtd. Notes	JPY	1.05	6/20/23	11,000,000		129,214

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Japan (continued)
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.70	9/20/22	263,000,000		3,298,290
Japanese Government,
Sr. Unscd. Bonds, Ser. 8	JPY	1.00	6/10/16	93,000,000	[f]	1,142,150
Japanese Government,
Sr. Unscd. Bonds, Ser. 11	JPY	1.70	6/20/33	79,750,000		909,695
Japanese Government,
Sr. Unscd. Bonds, Ser. 106	JPY	2.20	9/20/28	16,200,000		207,433
						5,686,782
Kazakhstan—.6%
Development Bank of Kazakhstan,
Sr. Unscd. Notes		4.13	12/10/22	240,000	[b]	243,000
Kazakhstan Temir Zholy Finance,
Gtd. Notes		6.95	7/10/42	350,000	[b]	441,000
						684,000
Mexico—1.5%
Comision Federal de Electricidad,
Sr. Unscd. Notes		5.75	2/14/42	360,000	[b]	411,300
Mexican Government,
Bonds, Ser. M 30	MXN	8.50	11/18/38	9,090,000		892,173
Mexichem,
Sr. Unscd. Notes		4.88	9/19/22	200,000	[b]	216,000
Southern Copper,
Sr. Unscd. Notes		3.50	11/8/22	85,000		87,230
						1,606,703
Mongolia—.2%
Mongolian Government,
Sr. Unscd. Notes		4.13	1/5/18	200,000	[b]	198,500
Netherlands—4.2%
ABN AMRO Bank,
Sr. Unscd. Notes		4.25	2/2/17	500,000	[b]	546,608
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	175,000		276,210
ELM,
Jr. Sub. Notes	EUR	5.25	5/29/49	450,000	[c]	611,192
Elsevier Finance,
Sr. Unscd. Notes	EUR	6.50	4/2/13	150,000		200,939
Heineken,
Sr. Notes		0.80	10/1/15	375,000	[b]	375,956

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Netherlands (continued)
Iberdrola International,
Gtd. Notes	EUR	4.50	9/21/17	100,000		144,092
ING Bank,
Covered Notes	EUR	3.63	8/31/21	170,000		258,350
Rabobank Nederland,
Sr. Unscd. Notes	EUR	3.88	4/20/16	350,000		505,660
Rabobank Nederland,
Sub. Notes	EUR	3.75	11/9/20	50,000		70,661
Repsol International Finance,
Gtd. Notes	EUR	4.38	2/20/18	200,000		284,029
Repsol International Finance,
Gtd. Notes	EUR	4.88	2/19/19	200,000		290,569
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	150,000		256,022
UPCB Finance VI,
Sr. Scd. Notes		6.88	1/15/22	300,000	[b]	326,250
Ziggo Bond,
Gtd. Notes	EUR	8.00	5/15/18	180,000	[b]	262,540
						4,409,078
New Zealand—2.3%
New Zealand Government,
Sr. Unscd. Bonds,
Ser. 1217	NZD	6.00	12/15/17	2,550,000		2,406,302
Norway—1.3%
DNB Boligkreditt,
Covered Bonds	EUR	3.38	1/20/17	590,000		860,834
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	900,000		185,100
Statoil,
Gtd. Notes		4.25	11/23/41	350,000		378,173
						1,424,107
Peru—.6%
BBVA Banco Continental,
Sr. Unscd. Notes		5.00	8/26/22	40,000	[b]	42,800
Corp Financiera de Desarrollo,
Sr. Unscd. Notes		4.75	2/8/22	200,000	[b]	220,500
Peruvian Government,
Sr. Unscd. Notes	PEN	6.95	8/12/31	710,000	[b]	350,591
						613,891

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Philippines—.2%
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	7,000,000		188,599
Poland—.5%
Polish Government,
Sr. Unscd. Notes		5.00	3/23/22	480,000		568,080
Slovakia—3.4%
Slovakian Government,
Bonds, Ser. 213	EUR	3.50	2/24/16	700,000		1,002,323
Slovakian Government,
Bonds, Ser. 214	EUR	4.00	4/27/20	65,000		97,001
Slovakian Government,
Sr. Unsub. Notes	EUR	4.00	3/26/21	720,000		1,083,174
Slovakian Government,
Sr. Unscd. Notes	EUR	4.38	1/21/15	405,000		576,975
Slovakian Government,
Sr. Unscd. Notes		4.38	5/21/22	775,000	[b]	848,098
						3,607,571
Slovenia—.7%
Slovenian Government,
Sr. Unscd. Notes		5.50	10/26/22	675,000	[b]	710,438
South Africa—2.3%
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	14,930,000		1,431,271
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	7,130,000		780,712
Transnet SOC,
Sr. Unscd. Notes		4.00	7/26/22	225,000	[b]	226,969
						2,438,952
South Korea—.7%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	155,000		208,890
Korea Finance,
Sr. Unscd. Notes		2.25	8/7/17	535,000		542,977
						751,867
Spain—8.5%
Banco Santander,
Covered Bonds	EUR	4.63	1/20/16	700,000		975,900
BBVA Senior Finance,
Gtd. Notes	EUR	4.38	9/21/15	400,000		541,511

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Spain (continued)
BBVA US Senior,
Gtd. Notes		4.66	10/9/15	610,000		625,848
Iberdrola Finanzas,
Gtd. Notes	EUR	3.50	10/13/16	500,000		691,966
Santander International Debt,
Gtd. Notes	EUR	4.00	3/27/17	700,000		946,774
Spanish Government,
Sr. Unsub. Bonds	EUR	4.70	7/30/41	250,000		282,808
Spanish Government,
Sr. Unsub. Bonds	EUR	5.85	1/31/22	1,100,000		1,517,219
Spanish Government,
Unscd. Bonds	EUR	3.40	4/30/14	1,825,000		2,438,167
Telefonica Emisiones,
Gtd. Notes	GBP	5.38	2/2/18	530,000		909,446
						8,929,639
Supranational—1.1%
Corporacion Andina de Fomento,
Sr. Unscd. Notes		3.75	1/15/16	260,000		275,679
Eurasian Development Bank,
Sr. Unscd. Notes		4.77	9/20/22	215,000	[b]	223,385
European Investment Bank,
Sr. Unscd. Notes	JPY	1.90	1/26/26	58,000,000		702,269
						1,201,333
Sweden—2.1%
Swedish Government,
Bonds, Ser. 3105	SEK	3.50	12/1/15	8,000,000	[g]	1,670,568
Swedish Government,
Bonds, Ser. 3102	SEK	4.00	12/1/20	2,000,000	[g]	519,376
						2,189,944
Switzerland—.7%
Credit Suisse,
Covered Notes	EUR	2.13	1/18/17	500,000		699,405
Thailand—.2%
Bangkok Bank,
Sr. Unscd. Notes		2.75	3/27/18	245,000	[b]	249,015
Turkey—1.2%
Turkish Government,
Bonds	TRY	3.00	2/23/22	1,780,000	[h]	1,215,162

The Fund	15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom—11.8%
Abbey National
Treasury Services,
Covered Bonds	EUR	3.63	9/8/17	350,000		507,801
ArcelorMittal,
Sr. Unscd. Bonds		10.35	6/1/19	500,000	[c]	600,412
ArcelorMittal,
Sr. Unsub. Notes	EUR	5.88	11/17/17	105,000	[c]	149,586
ArcelorMittal,
Sr. Unscd. Notes		6.75	2/25/22	230,000	[c]	241,801
Barclays Bank,
Covered Notes	EUR	2.13	9/8/15	350,000		475,546
BP Capital Markets,
Gtd. Notes		2.25	11/1/16	120,000		124,961
E-Carat,
Ser. 2012-1, Cl. A	GBP	1.30	6/18/20	225,000		365,960
GlaxoSmithKline Capital,
Gtd. Notes		0.75	5/8/15	485,000		487,652
Gracechurch Card Funding,
Ser. 2012-1A, Cl. A2	EUR	0.91	2/15/17	320,000	[b,c]	426,808
HSBC Holdings,
Sub. Notes	EUR	6.25	3/19/18	50,000		79,309
Ineos Finance,
Sr. Scd. Notes		7.50	5/1/20	200,000	[b]	210,500
Lloyds TSB Bank,
Covered Bonds	EUR	4.00	9/29/21	200,000		310,082
Lloyds TSB Bank,
Covered Notes	EUR	3.38	3/17/16	300,000		421,237
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18	175,000		275,275
Paragon Mortgages,
Ser. 14A, Cl. A2C		0.51	9/15/39	574,709	[b,c]	508,307
Royal Bank of Scotland,
Covered Notes	EUR	3.00	9/8/16	265,000		372,280
Royal Bank of Scotland,
Covered Notes	EUR	3.88	10/19/21	400,000		613,479
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	4.75	5/18/16	150,000		220,411
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	235,000	[c]	277,154

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
Sasol Financing International,
Gtd. Notes		4.50	11/14/22	300,000		302,625
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	505,000		1,002,230
United Kingdom Gilt,
Bonds	GBP	4.25	12/7/40	1,535,000		3,050,044
United Kingdom Gilt,
Bonds, Ser. 3MO	GBP	1.88	11/22/22	575,000	[i]	1,428,536
						12,451,996
United States—12.1%
AbbVie,
Gtd. Notes		1.75	11/6/17	575,000	[b]	581,928
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. A3		1.45	5/15/14	18,823		18,839
Ally Financial,
Gtd. Notes		4.50	2/11/14	100,000		103,125
Ally Financial,
Gtd. Notes		5.50	2/15/17	360,000		386,890
Ally Master Owner Trust,
Ser. 2011-5, Cl. A		0.86	6/15/15	450,000	[c]	450,675
American International Group,
Sr. Unscd. Notes		4.88	6/1/22	245,000		280,234
Anadarko Petroleum,
Sr. Unscd. Notes		6.38	9/15/17	180,000		215,232
ARL First,
Ser. 2012-1A, Cl. A1		1.96	12/15/42	275,000	[b,c]	278,094
Bank of America,
Sr. Unscd. Notes		3.88	3/22/17	460,000		499,368
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	165,000		239,450
Capital One Financial,
Sr. Unscd. Notes		1.00	11/6/15	400,000		398,927
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. D		3.52	8/8/16	220,000		220,879
CIT Group,
Sr. Unscd. Notes		4.25	8/15/17	200,000		206,886
CIT Group,
Sr. Unscd. Notes		5.00	5/15/17	235,000		250,275

The Fund	17

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Citigroup,
Sr. Unscd. Notes		2.65	3/2/15	485,000		499,699
Comcast,
Gtd. Notes		5.90	3/15/16	50,000		57,489
CVS Pass-Through Trust,
Pass Thru Notes		5.77	1/10/33	209,932	[b]	248,309
DaVita HealthCare Partners,
Gtd. Notes		5.75	8/15/22	50,000		52,938
Exelon Generation,
Sr. Unscd Notes		4.25	6/15/22	550,000	[b]	572,993
Express Scripts Holding
Gtd. Notes		2.10	2/12/15	245,000	[b]	249,699
Ford Motor Credit,
Sr. Unscd. Notes		3.00	6/12/17	220,000		226,268
Ford Motor Credit,
Sr. Unscd. Notes		3.88	1/15/15	280,000		292,139
General Electric Capital,
Sub. Notes		5.30	2/11/21	150,000		174,410
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19	265,000	[b]	301,006
Hyundai Capital America,
Gtd. Notes		4.00	6/8/17	220,000	[b]	237,681
JPMorgan Chase Bank,
Sub. Notes	EUR	4.38	11/30/21	300,000	[c]	420,109
JPMorgan
Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. AM		5.88	2/12/51	235,000	[c]	273,861
Lamar Media,
Gtd. Notes		5.88	2/1/22	155,000		168,950
Levi Strauss & Co.,
Sr. Unscd. Notes	EUR	7.75	5/15/18	75,000		106,917
LyondellBasell Industries,
Sr. Unscd. Notes		5.00	4/15/19	250,000		277,500
Metropolitan Life
Global Funding I,
Sr. Scd. Notes		2.00	1/9/15	265,000	[b]	272,285

18

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	245,000		263,375
NBCUniversal Media,
Sr. Unscd. Notes		4.38	4/1/21	55,000		61,892
Peabody Energy,
Gtd. Notes		6.00	11/15/18	240,000		256,200
Peabody Energy,
Gtd. Notes		6.25	11/15/21	115,000		122,763
PepsiCo,
Sr. Unscd. Notes		0.80	8/25/14	300,000		301,688
Plains All American Pipeline,
Sr. Unscd. Notes		5.00	2/1/21	275,000		319,086
Prudential Financial,
Notes		5.38	6/21/20	100,000		117,086
Puget Energy,
Sr. Scd. Notes		6.00	9/1/21	100,000		110,465
Santander Drive Auto
Receivables Trust,
Ser. 2012-1, Cl. B		2.72	5/15/16	170,000		174,410
Sealed Air,
Sr. Unscd. Notes		6.50	12/1/20	100,000	[b]	108,500
SLM,
Sr. Unscd. Notes		7.25	1/25/22	330,000		365,475
Structured Asset
Securities Corporation,
Ser. 2006-AM1, Cl. A4		0.37	4/25/36	309,697	[c]	271,637
Unit,
Gtd. Notes		6.63	5/15/21	255,000	[b]	262,969
Ventas Realty,
Gtd. Notes		4.25	3/1/22	110,000		116,866
Watson Pharmaceuticals,
Sr. Unscd. Notes		3.25	10/1/22	140,000		143,210
Wells Fargo & Co.
Sr. Unscd. Notes		2.63	12/15/16	420,000		443,671
WM Covered Bond Program,
Covered Notes	EUR	4.00	11/26/16	285,000		419,578

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
WM Wrigley Jr.,
Sr. Scd. Notes	3.70	6/30/14	170,000 [b]		176,018
Xerox,
Sr. Unscd. Notes	1.13	5/16/14	125,000 [c]		124,781
					12,722,725
Venezuela—.4%
Petroleos de Venezuela,
Gtd. Notes	8.50	11/2/17	450,000		445,500
Total Bonds And Notes
(cost $95,851,258)					103,148,573
			Face Amount
			Covered by
Options Purchased—.3%			Contracts ($)		Value ($)
Call Options—.1%
Australian Dollar,
February 2013 @ $1.01			2,300,000	[j]	6,789
South Korean Won,
March 2013 @ $1,100			2,200,000	[j]	7,157
Euro,
June 2013 @ $1.31			2,700,000	[j]	53,546
10-Year USD LIBOR-BBA,
June 2023 @ $1.89			5,400,000	[j]	76,646
					144,138
Put Options—.2%
Euro,
June 2013 @ $1.31			2,700,000	[j]	77,217
10-Year USD LIBOR-BBA,
June 2023 @ $1.89			5,400,000	[j]	118,257
					195,474
Total Options Purchased
(cost $371,033)					339,612
			Principal
Short-Term Investments—2.7%			Amount ($)		Value ($)
U.S. Treasury Bills;
0.12%, 2/7/13
(cost $2,854,633)			2,855,000	[k]	2,854,920

20

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $349,796)	349,796 [l]	349,796

Total Investments (cost $99,426,720)	101.0%	106,692,901
Liabilities, Less Cash and Receivables	(1.0%)	(1,029,691)
Net Assets	100.0%	105,663,210

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—U.S. Dollar
a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CLP—Chilean Peso
DKK—Danish Krone
EUR—Euro
GBP—British Pound
JPY—JapaneseYen
MXN—Mexican New Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
SEK—Swedish Krona
TRY—Turkish Lira
ZAR—South African Rand
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2012, these securities were valued at $19,360,981 or 18.3% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Brazilian Consumer Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Danish Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Japanese Consumer Price Index.
g Principal amount for accrual purposes is periodically adjusted based on changes in the Swedish Consumer Price Index.
h Principal amount for accrual purposes is periodically adjusted based on changes in the Turkish Consumer Price Index.
i Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
j Non-income producing security.
k Held by or on behalf of a counterparty for open financial futures positions.
l Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Foreign/Governmental	52.1	Short-Term/Money Market Investment	3.0
Corporate Bonds	38.4	Options Purchased	.3
Asset/Commerical/
Residential Mortgage-Backed	7.2		101.0

† Based on net assets.
See notes to financial statements.

The Fund	21

STATEMENT OF FINANCIAL FUTURES

December 31, 2012

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2012 ($)
Financial Futures Long
Canadian 10 Year Bonds	19	2,588,982	March 2013	(2,147)
Euro-Bund	1	192,239	March 2013	1,596
Japanese 10 Year Bonds	12	19,897,270	March 2013	(101,893)
Long Gilt	41	7,920,402	March 2013	31,224
U.S. Treasury 5 Year Notes	22	2,737,075	March 2013	5,959
Financial Futures Short
Euro-Bobl	4	(674,868)	March 2013	(4,347)
Euro-Schatz	30	(4,389,916)	March 2013	(5,574)
U.S. Treasury 2 Year Notes	22	(4,850,313)	March 2013	(1,038)
U.S. Treasury 10 Year Notes	60	(7,966,875)	March 2013	24,376
U.S. Treasury 30 Year Bonds	11	(1,622,500)	March 2013	27,655
Gross Unrealized Appreciation				90,810
Gross Unrealized Depreciation				(114,999)

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments—Note 1(c):
Unaffiliated issuers	99,076,924	106,343,105
Affiliated issuers	349,796	349,796
Cash		34,057
Cash denominated in foreign currencies	831,162	830,232
Dividends and interest receivable		1,285,173
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		620,316
Unrealized appreciation on swap contracts—Note 4		216,157
Receivable for investment securities sold		136,663
Receivable for shares of Beneficial Interest subscribed		36,615
Receivable for futures variation margin—Note 4		14,143
Prepaid expenses		28,802
		109,895,059
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		52,852
Due to Administrator—Note 3(a)		9,211
Payable for shares of Beneficial Interest redeemed		2,675,892
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		502,221
Unrealized depreciation on swap contracts—Note 4		450,750
Payable for investment securities purchased		369,471
Accrued expenses		171,452
		4,231,849
Net Assets ($)		105,663,210
Composition of Net Assets ($):
Paid-in capital		96,949,335
Accumulated distribution in excess of investment income—net		(761,094)
Accumulated net realized gain (loss) on investments		2,330,055
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions, swap transactions
and foreign currency transactions [including ($24,189)
net unrealized (depreciation) on financial futures]		7,144,914
Net Assets ($)		105,663,210
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,099,990
Net Asset Value, offering and redemption price per share ($)		20.72

See notes to financial statements.

The Fund	23

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income ($):
Income:
Interest	3,406,666
Dividends;
Affiliated issuers	2,496
Total Income	3,409,162
Expenses:
Investment advisory fee—Note 3(a)	416,283
Professional fees	154,651
Administration fee—Note 3(a)	104,071
Shareholder servicing costs—Note 3(c)	74,360
Prospectus and shareholders’ reports	34,495
Custodian fees—Note 3(c)	24,947
Registration fees	20,163
Trustees’ fees and expenses—Note 3(d)	7,543
Administrative service fees—Note 3(b)	1,079
Loan commitment fees—Note 2	863
Interest expense—Note 2	320
Miscellaneous	61,262
Total Expenses	900,037
Less—reduction in fees due to earnings credits—Note 3(c)	(15)
Net Expenses	900,022
Investment Income—Net	2,509,140
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,972,785
Net realized gain (loss) on financial futures	(33,216)
Net realized gain (loss) on options transactions	27,050
Net realized gain (loss) on swap transactions	(61,697)
Net realized gain (loss) on forward foreign currency exchange contracts	(490,588)
Net Realized Gain (Loss)	3,414,334
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	3,755,983
Net unrealized appreciation (depreciation) on financial futures	43,510
Net unrealized appreciation (depreciation) on options transactions	(31,421)
Net unrealized appreciation (depreciation) on swap transactions	87,832
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	483,268
Net Unrealized Appreciation (Depreciation)	4,339,172
Net Realized and Unrealized Gain (Loss) on Investments	7,753,506
Net Increase in Net Assets Resulting from Operations	10,262,646

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
Operations ($):
Investment income—net	2,509,140	2,856,718
Net realized gain (loss) on investments	3,414,334	(1,055,377)
Net unrealized appreciation
(depreciation) on investments	4,339,172	30,095
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,262,646	1,831,436
Dividends to Shareholders from ($):
Investment income—net	(3,307,871)	(4,918,206)
Net realized gain on investments	—	(425,653)
Total Dividends	(3,307,871)	(5,343,859)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	38,297,493	41,684,329
Dividends reinvested	3,192,267	5,121,013
Cost of shares redeemed	(34,359,038)	(57,681,797)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	7,130,722	(10,876,455)
Total Increase (Decrease) in Net Assets	14,085,497	(14,388,878)
Net Assets ($):
Beginning of Period	91,577,713	105,966,591
End of Period	105,663,210	91,577,713
Undistributed (distributions in excess of)
investment income—net	(761,094)	223,854
Capital Share Transactions (Shares):
Shares sold	1,923,246	2,106,059
Shares issued for dividends reinvested	160,205	262,141
Shares redeemed	(1,705,827)	(2,930,480)
Net Increase (Decrease) in Shares Outstanding	377,624	(562,280)

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class I Shares	2012	2011	2010	2009 [a]	2008
Per Share Data ($):
Net asset value, beginning of period	19.39	20.05	19.94	18.95	18.57
Investment Operations:
Investment income—net[b]	.49	.56	.71	.74	.72
Net realized and unrealized
gain (loss) on investments	1.49	(.19)	.30	1.72	.75
Total from Investment Operations	1.98	.37	1.01	2.46	1.47
Distributions:
Dividends from investment income—net	(.65)	(.95)	(.90)	(1.47)	(1.09)
Dividends from net realized
gain on investments	—	(.08)	—	—	—
Total Distributions	(.65)	(1.03)	(.90)	(1.47)	(1.09)
Net asset value, end of period	20.72	19.39	20.05	19.94	18.95
Total Return (%)	10.41	1.88	5.15	13.86	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.76	.72	.87	.80
Ratio of net expenses
to average net assets	.86	.76	.72	.80	.78
Ratio of net investment income
to average net assets	2.41	2.82	3.49	3.88	3.84
Portfolio Turnover Rate	183.62	218.72	210.34	120.50	158 [c]
Net Assets, end of period ($ x 1,000)	105,663	91,578	105,967	92,171	60,945

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended December 31, 2008 was 144%.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish International Fixed Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers, (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

28

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	6,781,249	—	6,781,249
Commercial
Mortgage-Backed	—	273,861	—	273,861
Corporate Bonds†	—	40,551,936	—	40,551,936
Foreign Government	—	55,033,220	—	55,033,220

30

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Mutual Funds	349,796	—	—	349,796
Residential
Mortgage-Backed	—	508,307	—	508,307
U.S. Treasury	—	2,854,920	—	2,854,920
Other Financial
Instruments:
Financial Futures††	90,810	—	—	90,810
Forward Foreign
Currency Exchange
Contracts††	—	620,316	—	620,316
Options Purchased	—	339,612	—	339,612
Swaps††	—	216,157	—	216,157
Liabilities ($)
Other Financial
Instruments:
Financial Futures††	(114,999)	—	—	(114,999)
Forward Foreign
Currency Exchange
Contracts††	—	(502,221)	—	(502,221)
Swaps††	—	(450,750)	—	(450,750)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2012, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act. Investments in affiliated investment companies for the period ended December 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2011	($)	Purchases ($)	Sales ($)	12/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	6,104,207		72,769,152	78,523,563	349,796.3

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

32

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,620,185, undistributed capital gains $222,511 and unrealized appreciation $5,871,179.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows: ordinary income $3,307,871 and $4,918,313 and long-term capital gains $0 and $425,546, respectively.

During the period ended December 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-down gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums, swap periodic payments and consent fees, the fund decreased accumulated undistributed investment income-net by $186,217 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition,ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.At this

34

time, management is evaluating the implications of ASU 2011-11 and its impact on the fund’s financial statement disclosures.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 10, 2012, the unsecured credit facility with Citibank, N.A. was $225 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2012, was approximately $27,600 with a related weighted average annualized interest rate of 1.16%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

The fund has an Accounting and Administration Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative and accounting services for the fund. The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities equipment.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services.The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to Administration Agreement, the fund was charged $104,071 during the period December 31, 2012.

(b) The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund pays each Plan Administrator an administrative service fee an amount of up to .15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrators. During the period ended December 31, 2012, the fund was charged $1,079 for administrative service fees.The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as for marketing or other distribution related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the Distributor’s promotional efforts.

(c) The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and, since May 29, 2012, cash management services related to fund subscriptions and redemptions.

36

During the period ended December 31, 2012, the fund was charged $3,989 for transfer agency services and $65 for cash management services. Cash management fees were partially offset by earnings credits of $8.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2012, the fund was charged $24,947 pursuant to the custody agreement.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2012, the fund was charged $185 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7.

During the period ended December 31, 2012, the fund was charged $8,783 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $36,843, custodian fees $11,000, Chief Compliance Officer fees $3,981 and transfer agency fees $1,028.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended December 31, 2012, amounted to $191,358,071 and $181,532,140, respectively.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2012 is discussed below.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,3]	501,870	Interest rate risk[1,4]	(550,422)
Foreign exchange risk[2,5]	765,025	Foreign exchange risk[6]	(502,221)
Credit risk	—	Credit risk[4]	(15,327)
Gross fair value of
derivatives contracts	1,266,895		(1,067,970)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
3	Unrealized appreciation on swap contracts.
4	Unrealized depreciation on swap contracts.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[7]	Transactions[8]	Contracts[9]	Transactions[10]	Total
Interest rate	(33,216)	27,050	—	(57,030)	(63,196)
Foreign exchange	—	—	(490,588)	—	(490,588)
Credit	—	—	—	(4,667)	(4,667)
Total	(33,216)	27,050	(490,588)	(61,697)	(558,451)

38

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
	Financial	Options	Forward	Swap
Underlying risk	Futures[11]	Transactions[12]	Contracts[13]	Transactions[14]	Total
Interest rate	43,510	(6,518)	—	103,159	140,151
Foreign exchange	—	(24,903)	483,268	—	458,365
Credit	—	—	—	(15,327)	(15,327)
Total	43,510	(31,421)	483,268	87,832	583,189

Statement of Operations location:

7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10] Net realized gain (loss) on swap transactions.
[11] Net unrealized appreciation (depreciation) on financial futures.
[12] Net unrealized appreciation (depreciation) on options transactions.
[13] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14] Net unrealized appreciation (depreciation) on swap transactions.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at December 31, 2012 are set forth in the Statement of Financial Futures.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related pre-

40

miums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction:

The following summarizes the fund’s call/put options written during the period ended December 31, 2012:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2011	—	—
Contracts written	116,000	32,393
Contracts terminated:
Contracts closed	116,000	32,393	7,830	24,563
Contracts outstanding
December 31, 2012	—	—

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2012:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring:
1/3/2013 [a]	2,170,000	1,028,680	1,059,341	30,661
2/4/2013 [b]	2,635,000	1,249,941	1,280,810	30,869
Japanese Yen,
Expiring
1/7/2013 [c]	19,806,367	230,172	228,619	(1,553)
Mexican New Peso,
Expiring
1/29/2013 [d]	14,110,000	1,104,510	1,088,522	(15,988)
Singapore Dollar,
Expiring
1/29/2013 [a]	1,280,000	1,049,865	1,047,774	(2,091)
Sales:		Proceeds ($)
Australian Dollar,
Expiring
1/29/2013 [a]	2,435,000	2,566,064	2,522,840	43,224
Brazilian Real,
Expiring
1/3/2013 [a]	2,170,000	1,061,904	1,059,341	2,563
British Pound,
Expiring:
1/29/2013 [a]	1,280,000	2,068,966	2,079,111	(10,145)
1/29/2013 [e]	925,000	1,491,831	1,502,482	(10,651)
1/29/2013 [f]	1,290,000	2,085,066	2,095,354	(10,288)
1/29/2013 [g]	1,330,000	2,150,211	2,160,326	(10,115)
Canadian Dollar,
Expiring
1/29/2013 [f]	6,745,000	6,859,031	6,776,662	82,369
Chilean Peso,
Expiring
1/29/2013 [h]	595,890,000	1,249,900	1,239,401	10,499
Danish Krone,
Expiring
1/29/2013 [b]	4,710,000	826,249	833,660	(7,411)
Euro,
Expiring:
1/2/2013 [i]	2,470	3,264	3,260	4
1/29/2013 [a]	4,755,000	6,226,910	6,277,999	(51,089)
1/29/2013 [b]	3,210,000	4,200,291	4,238,144	(37,853)
1/29/2013 [c]	5,445,000	7,105,888	7,189,001	(83,113)
1/29/2013 [e]	2,990,000	3,909,755	3,947,679	(37,924)
1/29/2013 [f]	4,420,000	5,790,067	5,835,700	(45,633)
1/29/2013 [g]	5,350,000	7,005,183	7,063,574	(58,391)
1/29/2013 [j]	3,960,000	5,173,780	5,228,365	(54,585)

42

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring:
1/29/2013 [c]	117,230,000	1,402,658	1,353,483	49,175
1/29/2013 [e]	153,530,000	1,833,090	1,772,586	60,504
1/29/2013 [f]	145,075,000	1,744,319	1,674,969	69,350
1/29/2013 [g]	145,045,000	1,746,899	1,674,622	72,277
1/29/2013 [h]	103,960,000	1,251,901	1,200,274	51,627
1/29/2013 [i]	174,475,000	2,100,628	2,014,407	86,221
New Zealand Dollar,
Expiring
1/29/2013 [a]	2,920,000	2,434,077	2,408,408	25,669
Norwegian Krone,
Expiring
1/29/2013 [b]	840,000	149,388	150,970	(1,582)
Peruvian Nuevo Sol,
Expiring
1/29/2013 [k]	710,000	276,291	277,632	(1,341)
South African Rand,
Expiring
1/29/2013 [f]	19,320,000	2,225,522	2,269,280	(43,758)
Swedish Krona,
Expiring
1/29/2013 [b]	14,700,000	2,240,092	2,258,802	(18,710)
Turkish Lira,
Expiring
1/29/2013 [d]	2,190,000	1,227,785	1,222,481	5,304
Gross Unrealized
Appreciation				620,316
Gross Unrealized
Depreciation				(502,221)

Counterparties:
a	Goldman Sachs
b	Morgan Stanley
c	UBS
d	JP Morgan Chase & Co.
e	Commonwealth Bank of Australia
f	Credit Suisse First Boston
g	Deutsche Bank
h	Barclays Bank
i	Bank of America
j	Royal Bank of Scotland
k	Citigroup

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Transactions:The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap contracts in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The fund’s maximum risk of loss from counterparty credit risk is the discounted value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement

44

between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at December 31, 2012:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%)	Expiration (Depreciation) ($)

2,410,000	USD—6 Month
	Libor	Citibank	(3.68)	5/5/2020	(413,053)
10,100,000	USD—6 Month
	Libor	JP Morgan	(1.76)	11/8/2022	(3,709)
7,300,000	USD—6 Month
	Libor	Citibank	(0.84)	11/8/2022	(18,661)
3,100,000	EUR—1 Year
	Libor	JP Morgan	1.91	11/4/2016	216,157
Gross Unrealized
Appreciation					216,157
Gross Unrealized
Depreciation					(435,423)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. The following summarizes open credit default swaps entered into by the fund at December 31, 2012:

Upfront
		(Pay)	Implied		Premiums
Reference	Notional	Receive	Credit	Market	Received	Unrealized
Obligation	Amount ($)[2]	Fixed Rate (%)	Spread (%)[3]	Value ($)	(Paid) ($)	(Depreciation) ($)
Purchase Contract:[1]
Dow Jones
CDX.NA.HY.19
Index
12/20/2017 †	2,100,000[a]	(5.00)	4.87	(15,326.99)	—	(15,327

†	Expiration Date
Counterparty:
a	JP Morgan
1	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
3	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as Defaulted indicates a credit event has occurred for the referenced entity.

46

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note:

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2012:

Average Market Value ($)
Interest rate futures contracts	48,417,399
Interest rate options contracts	16,526
Foreign currency options contracts	12,020
Forward contracts	79,320,255

The following summarizes the average notional value of swap contracts outstanding during the period ended December 31, 2012:

Average Notional Value ($)
Interest rate swap contracts	9,089,239
Credit default swap contracts	161,538

At December 31, 2012, the cost of investments for federal income tax purposes was $99,511,790; accordingly, accumulated net unrealized appreciation on investments was $7,181,111, consisting of $7,531,370 gross unrealized appreciation and $350,259 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

On July 25-26, 2012, the Board, on behalf of both the fund and Dreyfus/Standish Global Fixed Income Fund (the “Acquiring Fund”), approved a Plan of Reorganization.The merger was approved by the

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

shareholders of the fund at a meeting held on November 15, 2012 and the merger occurred on January 25, 2013.The merger provided for the fund to transfer all of its assets, subject to its liabilities, to the Acquiring Fund in exchange for a number of Class I shares of the Acquiring Fund of equal value to the assets less liabilities of the fund. The Acquiring Fund’s Class I shares were distributed to the fund’s shareholders on a pro rata basis in liquidation of the fund.The fund was closed to new investors on August 27, 2012.

48

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish International Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish International Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and financial futures as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for year ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish International Fixed Income Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2013

The Fund	49

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 11.17% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

50

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

52

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 39 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. She is 57 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since April 1985.

The Fund	53

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 177 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 177 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010,AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 66 investment companies (comprised of 173 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Distributor since October 2011.

54

NOTES

For More Information

Ticker Symbol: Class I: SDIFX

Telephone Call your Financial Representative or 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $103,210 in 2011 and $106,300 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,170 in 2011 and $13,560 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,650 in 2011and $7,890 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,255,249 in 2011 and $12,372,510 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.            Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.            Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 26, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	February 26, 2013

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit (a)(1)

[INSERT CODE OF ETHICS]

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010